UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant ☒      Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
BLACKSTONE MORTGAGE TRUST, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Blackstone

BXMT

Blackstone
Mortgage Trust, Inc.

Proxy Statement
2025

345 Park Avenue, 24th Floor

New York, New York 10154

April 30, 2025

Dear Fellow Stockholders:

You are cordially invited to attend the 2025 annual meeting of stockholders of Blackstone Mortgage Trust, Inc., a Maryland corporation, which will be held at 9:00 a.m., Eastern Daylight Time, on Friday, June 27, 2025, at the offices of Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, New York, New York 10017. At the annual meeting, stockholders will be asked to:

∎	elect eight director nominees listed herein;

∎	ratify the appointment of Deloitte & Touche LLP (“Deloitte”) as our independent registered public accounting firm for 2025;

∎	consider a non-binding vote on executive compensation of our named executive officers;

∎	consider a non-binding vote on the frequency of future advisory votes on executive compensation; and

∎	consider such other business as may properly come before the annual meeting and any postponements or adjournments thereof.

Details concerning those matters to come before stockholders at the annual meeting are described in the attached notice of annual meeting of stockholders and proxy statement.

Your management and your board of directors unanimously recommend that you vote FOR all nominees for directors, FOR the ratification of the appointment of Deloitte as the company’s independent registered public accounting firm for 2025, FOR the approval of the advisory resolution relating to the compensation of our named executive officers as disclosed in the accompanying proxy statement, and ONE YEAR with respect to the frequency which stockholders should be provided an advisory vote on executive compensation.

As in prior years, we will be using the “Notice and Access” method of providing proxy materials to you via the Internet. We believe that this process will provide you with a convenient and environmentally friendly way to access the proxy materials, including our proxy statement and 2024 annual report to stockholders, and authorize a proxy to vote your shares, while allowing us to conserve natural resources and reduce the costs of printing and distributing the proxy materials.

The proxy statement and form of proxy will be distributed or made available on or about April 30, 2025. We will mail to our stockholders a Notice of Internet Availability of Proxy Materials, which we refer to as the Notice and Access Card, containing instructions on how to access our proxy statement and our 2024 annual report to stockholders and authorize a proxy to vote electronically via the Internet or by telephone. The Notice and Access Card also contains instructions as to how you can receive a paper copy of our proxy materials and authorize a proxy to vote by mail.

It is important that your shares be represented at the annual meeting and voted in accordance with your wishes. Whether or not you plan to attend the meeting, we urge you to complete a proxy as promptly as possible — by Internet, telephone or mail — so that your shares will be voted at the annual meeting. This will not limit your right to vote in person or to attend the meeting.

On behalf of the board of directors, I thank you for your continuing support.

Sincerely,

/s/ Katharine A. Keenan

Katharine A. Keenan Chief Executive Officer, President and Director

345 Park Avenue, 24th Floor

New York, New York 10154

Notice of 2025 Annual Meeting of Stockholders and Proxy Statement

To our Stockholders:

We hereby notify you that Blackstone Mortgage Trust, Inc., a Maryland corporation (the “Company”), is holding its 2025 annual meeting of stockholders (the “annual meeting”), on Friday, June 27, 2025, at the offices of Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, New York, New York 10017 at 9:00 a.m., Eastern Daylight Time.

At the annual meeting, stockholders will be asked to:

1.	elect eight director nominees listed herein;

2.	ratify the appointment of Deloitte as our independent registered public accounting firm for 2025;

3.	consider a non-binding vote on executive compensation of our named executive officers;

4.	consider a non-binding vote on the frequency of future advisory votes on executive compensation; and

5.	consider such other business as may properly come before the annual meeting and any postponements or adjournments thereof.

You can vote your shares of class A common stock if the Company’s records show that you were a stockholder of record as of the close of business on April 14, 2025, the record date for the annual meeting.

Stockholders, whether or not they expect to attend the meeting, are requested to authorize a proxy to vote their shares electronically via the Internet, by telephone or by completing and returning the proxy card if you requested paper copies of the Company’s proxy materials. Voting instructions are provided in the Notice of Internet Availability of Proxy Materials, or, if you requested paper copies, the instructions are printed on your proxy card and included in the accompanying proxy statement. Any person giving a proxy has the power to revoke it at any time prior to the meeting and stockholders who attend the meeting and who are eligible to vote may withdraw their proxies and vote in person.

Sincerely,

/s/ Scott Mathias

Scott Mathias

Chief Compliance Officer and Secretary

April 30, 2025

Web links throughout this document are provided for convenience only, and the content on the referenced websites does not constitute a part of this Proxy Statement

345 Park Avenue, 24th Floor

New York, New York 10154

Proxy Statement for 2025 Annual Meeting of Stockholders to be Held on June 27, 2025

This proxy statement is being furnished by and on behalf of the board of directors of Blackstone Mortgage Trust, Inc., a Maryland corporation in connection with the solicitation of proxies to be voted at the 2025 annual meeting of stockholders (the “annual meeting”). Unless context indicates otherwise: “the Company,” “BXMT,” “we,” “us” or “our” refer to Blackstone Mortgage Trust, Inc. We are furnishing the proxy materials for the annual meeting electronically using the Internet through the mailing to our stockholders of a Notice of Internet Availability of Proxy Materials, or the Notice and Access Card. The proxy statement, proxy card and our 2024 annual report to stockholders (the “annual report”) will be distributed or made available to stockholders of record on or about April 30, 2025.

General Information About the Annual Meeting and Voting

In this section of the proxy statement, we answer some common questions regarding the annual meeting and the voting of shares at the meeting.

When will the annual meeting be held?

The annual meeting will be held at the offices of Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, New York, New York 10017 at 9:00 a.m., Eastern Daylight Time, on Friday, June 27, 2025.

Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a paper copy of proxy materials?

The United States Securities and Exchange Commission (the “SEC”) has approved “Notice and Access” rules relating to the delivery of proxy materials over the Internet. These rules permit us to furnish proxy materials, including this proxy statement and our annual report, to our stockholders by providing access to such documents on the Internet instead of mailing printed copies. Most stockholders will not receive paper copies of the proxy materials unless they request them. Instead, the Notice and Access Card, which will be mailed to our stockholders, provides instructions regarding how you may access and review all of the proxy materials on the Internet. The Notice and Access Card also instructs you as to how you may authorize your proxy via the Internet or by telephone. If you would like to receive a paper or email copy of our proxy materials, you should follow the instructions for requesting such materials printed on the Notice and Access Card.

Can I vote my shares by filling out and returning the Notice and Access Card?

No. The Notice and Access Card identifies the items to be voted on at the annual meeting, but you cannot vote by marking the Notice and Access Card and returning it. The Notice and Access Card provides instructions on how to authorize your proxy via the Internet or by telephone or vote in person at the annual meeting or to request a paper proxy card, which will contain instructions for authorizing a proxy by the Internet, by telephone or by returning a signed paper proxy card.

How do I vote my shares in person at the annual meeting?

First, you must satisfy the requirements for admission to the annual meeting (see below). Then, if you are a stockholder of record as of the close of business on April 14, 2025, and prefer to vote your shares at the annual meeting, you must bring proof of identification along with your Notice and Access Card or proof of stock ownership. You may vote shares held in “street name” at the annual meeting only if you obtain a signed proxy from the record holder (broker, bank or other nominee) giving you the right to vote the shares. Obtaining a legal proxy may take several days.

Even if you plan to attend the annual meeting, we encourage you to authorize a proxy to vote your shares in advance by Internet, telephone or mail so that your vote will be counted even if you later decide not to attend the annual meeting.

Do I need a ticket to be admitted to the annual meeting?

You will need your proof of identification along with either your Notice and Access Card or proof of stock ownership to enter the annual meeting. If your shares are held beneficially in the name of a bank, broker or other holder of record and you wish to be admitted to attend the annual meeting, you must present proof of your stock ownership, such as a bank or brokerage account statement.

Do I also need to present identification to be admitted to the annual meeting?

Yes, all stockholders must present a form of personal identification in order to be admitted to the annual meeting.

NO CAMERAS, RECORDING EQUIPMENT, ELECTRONIC DEVICES (INCLUDING PHONES), LARGE BAGS, BRIEFCASES OR PACKAGES WILL BE PERMITTED AT THE ANNUAL MEETING. ANY SUCH ITEMS WILL BE REQUIRED TO BE CHECKED IN PRIOR TO BEING ADMITTED TO THE ANNUAL MEETING.

What am I voting on?

There are four proposals scheduled to be considered and voted on at the annual meeting:

∎	Election of eight director nominees listed herein;

∎	Ratification of the appointment of Deloitte as our independent registered public accounting firm for 2025;

∎	Non-binding vote on executive compensation of our named executive officers; and

∎	Non-binding vote on the frequency of future advisory votes on executive compensation.

Who can vote?

You can vote your shares of class A common stock if our records show that you were the owner of the shares as of the close of business on April 14, 2025, the record date set for the purpose of determining the stockholders who are entitled to vote at the annual meeting. As of April 14, 2025, there were a total of 171,579,492 shares of our class A common stock outstanding and entitled to vote at the annual meeting. You have one vote for each share of class A common stock that you own. Votes may not be cumulated in the election of directors.

What constitutes a quorum?

We will convene the annual meeting if stockholders representing the required quorum of shares of class A common stock entitled to vote (i) sign and return their paper proxy cards, (ii) authorize a proxy to vote electronically or telephonically or (iii) attend the meeting. The presence in person or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast at such meeting on any matter will constitute a quorum. If you sign and return your paper proxy card or authorize a proxy to vote electronically or telephonically, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote as indicated in the proxy materials. Broker non-votes and abstentions will also be considered present for the purpose of determining whether we have a quorum.

What is the required vote for approval of each proposal?

∎	Proposal 1: Election of eight director nominees listed herein. A plurality of all the votes cast on such election at the annual meeting is required for the election of each nominee for director. Plurality voting simply means that the number of candidates getting the highest number of affirmative votes cast at the annual meeting will be elected. Properly executed proxies marked “withhold” and “broker non-votes,” if any, will not affect the outcome of this proposal.

∎	Proposal 2: Ratification of the appointment of Deloitte as our independent registered public accounting firm for 2025. A majority of the votes cast on the proposal at the annual meeting is required for the auditor ratification proposal. Abstentions and “broker non-votes,” if any, will not affect the outcome of this proposal. As described below, brokerage firms can vote your uninstructed shares on this proposal.

∎	Proposal 3: Non-binding vote on executive compensation of our named executive officers. A majority of the votes cast on the proposal at the annual meeting is required to approve the non-binding vote on executive compensation. Abstentions and “broker non-votes,” if any, will not affect the outcome of this proposal.

∎	Proposal 4: Non-binding vote on the frequency of future advisory votes on executive compensation. A majority of the votes cast on the proposal at the annual meeting is required to approve the non-binding vote on the frequency of future advisory votes on executive compensation. Abstentions and “broker non-votes,” if any, will not affect the outcome of this proposal. In the event that no option receives a majority of the votes cast, our board of directors will consider the option that receives the highest number of votes as the recommended choice of the stockholders.

What is a “broker non-vote”?

A “broker non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner. Brokerage firms have the authority under the New York Stock Exchange (the “NYSE”) rules to cast votes on certain “routine” matters if they do not receive instructions from their customers. The ratification of the appointment of Deloitte as our independent registered public accounting firm is considered a “routine”

matter for which brokerage firms may vote shares for which they did not receive instructions from beneficial owners. All other items on this year’s ballot are “non-routine” matters under the NYSE rules for which brokers may not vote absent voting instructions from the beneficial owner.

How do I authorize a proxy to vote my shares?

Follow the instructions on the Notice and Access Card to authorize a proxy to vote your shares electronically via the Internet or by telephone. If you requested a paper copy of our proxy materials, follow the instructions printed on the paper proxy card to authorize a proxy to vote via the Internet, by telephone or by completing and returning the paper proxy card. The individuals named and designated as proxies will vote your shares as you instruct. You have the following choices in voting electronically, by telephone or by paper proxy card:

∎	You may authorize a proxy to vote your shares on each proposal, in which case your shares will be voted in accordance with your choices.

∎	In voting on directors, you can either authorize a proxy to vote “FOR” each director nominee or “WITHHOLD” your vote on all or certain director nominees specified by you.

∎	You may authorize a proxy to vote “FOR,” “AGAINST” or “ABSTAIN” on the proposal to ratify the appointment of Deloitte as our independent registered public accounting firm for 2025.

∎	You may authorize a proxy to vote “FOR,” “AGAINST” or “ABSTAIN” regarding the non-binding vote on executive compensation of our named executive officers.

∎	You may authorize a proxy to vote for every “THREE YEARS,” “TWO YEARS,” “ONE YEAR” or “ABSTAIN” regarding the non-binding vote on the frequency of future advisory votes on executive compensation.

If you submit a signed proxy without indicating your vote on any matter, the designated proxies will vote to elect all eight nominees as directors, approve the ratification of the appointment of Deloitte as our independent registered public accounting firm for 2025, approve the non-binding vote on executive compensation of our named executive officers and approve the non-binding vote on a one-year frequency of future advisory votes on executive compensation.

How can I authorize a proxy to vote over the Internet or by telephone?

To authorize a proxy to vote electronically via the Internet, go to www.proxyvote.com and follow the instructions. Please have your Notice and Access Card in hand when accessing the website, as it contains a 16-digit control number required to vote.

If you have access to a touch-tone telephone, you may authorize your proxy by dialing 1-800-690-6903 and following the recorded instructions. You will need the 16-digit control number included on your Notice and Access Card or your proxy card in order to vote by telephone.

If you requested a paper copy of our proxy materials, in order to authorize a proxy to vote by telephone or over the Internet, you must either call the toll-free number reflected on the paper proxy card or go to www.proxyvote.com and follow the instructions. Please have your paper proxy card in hand when calling the toll-free number or accessing the website, as it contains a 16-digit control number required to vote.

You can authorize a proxy to vote via the Internet or by telephone at any time prior to 11:59 p.m., Eastern Daylight Time, June 26, 2025, the day before the annual meeting.

What do I do if my shares are held in “street name”?

If your shares are held in a brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of shares held in “street name.” The Notice and Access Card or proxy materials, if you elected to receive a hard copy, have been forwarded to you by your broker, bank or other holder of record who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or other holder of record on how to vote your shares by following their instructions for voting.

What if other matters come up at the annual meeting?

At the date this proxy statement went to press, we did not know of any matters to be properly presented at the annual meeting other than those referred to in this proxy statement. If other matters are properly presented at the meeting or any postponement or adjournment thereof for consideration, and you are a stockholder of record and have submitted a proxy card, the persons named in your proxy card will have the discretion to vote on those matters for you.

Can I change my vote or revoke my proxy after I authorize my proxy?

Yes. At any time before the vote on a proposal, you can change your vote either by:

∎	executing or authorizing, dating and delivering a new proxy with a later date that is received no later than June 26, 2025;

∎	voting again via the Internet or by telephone at a later time before the closing of those voting facilities at 11:59 p.m., Eastern Daylight Time, on June 26, 2025;

∎	sending a written statement revoking your proxy card to the Secretary of the Company, provided such statement is received no later than June 26, 2025; or

∎	by attending the annual meeting, revoking your proxy and voting your shares in person at the annual meeting.

Your attendance at the annual meeting will not, by itself, revoke a proxy previously authorized by you. We will honor the proxy card or authorization with the latest date.

Proxy revocation notices should be sent to Blackstone Mortgage Trust, Inc., 345 Park Avenue, 24th Floor, New York, New York 10154, Attention: Secretary.

Who will count the votes?

Representatives of Broadridge Financial Solutions, Inc. will count the votes and will serve as the independent inspector of election.

Who pays for this proxy solicitation?

We do. In addition to sending you these proxy materials, some of the employees of an affiliate of BXMT Advisors L.L.C. (our “Manager”), a subsidiary of Blackstone Inc. (“Blackstone”), may contact you by telephone, by mail or in person. None of these employees will receive any extra compensation for doing this.

Proposal 1 — Election of Directors

There are currently eight members of the board of directors. On April 23, 2025, the board of directors, upon recommendation of its corporate governance committee, unanimously nominated the eight incumbent directors for election to the board of directors at the annual meeting. All of the nominees are willing to serve as directors but, if any of them should decline or be unable to act as a director, the individuals designated in the proxy cards as proxies will exercise the discretionary authority provided to vote for the election of such substitute nominee selected by our board of directors, unless the board of directors alternatively acts to reduce the size of the board of directors or maintain a vacancy on the board of directors. The board of directors has no reason to believe that any such nominees will be unable or unwilling to serve.

Nominees for Election as Directors

The names, ages as of April 30, 2025 and existing positions with us of the nominees are as follows:

Name	Age	Office or Position Held

Timothy S. Johnson	45	Chair of the Board of Directors

Katharine A. Keenan	40	Chief Executive Officer, President and Director

Leonard W. Cotton	75	Director

Nnenna Lynch	53	Director

Michael B. Nash	64	Director

Henry N. Nassau	70	Director

Gilda Perez-Alvarado	44	Director

Lynne B. Sagalyn	77	Director

The name, principal occupation for the last five years, selected biographical information and the period of service as our director of each of the nominees are set forth below.

Timothy S. Johnson Chair of the Board of Directors and Global Head of BREDS

Age: 45 Director Since: 2023 Committees: ∎ None

Biographical Information:

Timothy S. Johnson has been a director since 2023 and has been the Global Head of Blackstone Real Estate Debt Strategies (“BREDS”) since 2022. Mr. Johnson is responsible for overseeing Blackstone’s commercial and residential real estate debt investment strategies and is also a member of Blackstone Real Estate’s Investment Committee and our Manager’s Investment Committee. Before joining Blackstone in 2011, Mr. Johnson was a co-founder of BroadPeak Funding, a boutique commercial real estate finance company based in Los Angeles. Prior to founding BroadPeak, Mr. Johnson was a Vice President in the Lehman Brothers Global Commercial Real Estate Group where he worked from 2002 to 2008.

Qualifications:

Mr. Johnson received a B.A. in Mathematics from the College of the Holy Cross where he graduated cum laude. We believe Mr. Johnson’s extensive experience with, and strong record of success investing in, real estate-related assets provide our board of directors with valuable insights into investments, asset management, corporate strategy and developments in our industry.

Katharine A. Keenan Director, Chief Executive Officer and President

Age: 40 Director Since: 2021 Committees: ∎ None

Biographical Information:

Katharine A. Keenan has been a director and our Chief Executive Officer since 2021, and the Company’s President since February 2020. She joined the Company’s management team in January 2018 and served as the Company’s Executive Vice President, Investments from January 2019 until February 2020. As the Company’s President and CEO, Ms. Keenan leads all aspects of the Company’s activities, including its investments, capital markets activities, operations and strategy. Ms. Keenan is also Global Co-Chief Investment Officer of BREDS, a senior managing director of BREDS, and a member of our Manager’s Investment Committee. In those roles, she oversees loan originations and other commercial debt investments for the Company as well as for other investment vehicles across the global BREDS platform. Before joining Blackstone in 2012, Ms. Keenan held positions at G2 Investment Group, Lubert-Adler Real Estate Funds and in the Real Estate Investment Banking Group at Lehman Brothers. She is a member of the board of directors of Getting Out and Staying Out, the NAREIT Advisory Board of Governors and WX New York Women Executives in Real Estate.

Qualifications:

Ms. Keenan graduated cum laude with an A.B. in History from Harvard College. We believe Ms. Keenan’s experience and background as President and CEO of the Company and senior managing director of BREDS and her strong record of success in investing in real estate-related assets provide our board of directors with valuable strategic insight and positions her to contribute to the board of directors’ oversight of the Company’s business.

Leonard W. Cotton Independent Director

Age: 75 Director Since: 2014 Committees: ∎ Audit ∎ Compensation ∎ Investment Risk Management (Chair)

Biographical Information:

Leonard W. Cotton has been a director since 2014 and our lead independent director since 2024. Mr. Cotton is the former vice chairman of Centerline Capital Group (a position he held from 2006 to 2008). He was also on the executive committee of the Commercial Real Estate Finance Council (“CREFC”), from 2001 to 2010 and was president of CREFC from 2007 to 2008. Mr. Cotton previously served as chairman and chief executive officer of ARCap REIT (a position he held from 1995 to 2006), a real estate finance company acquired by Centerline Capital Group in 2006, and chairman and chief executive officer of ARCap REIT’s predecessor, REMICap. During his tenure at ARCap REIT, Mr. Cotton was instrumental in establishing ARCap REIT as a nationally recognized CMBS investor in subordinated bonds. From 1992 to 2002, Mr. Cotton was a president and partner in Harbour Realty Advisors, a real estate-related special situation investment and commercial property management company. Prior to joining Harbour Realty Advisors, Mr. Cotton was engaged in a number of real estate-related entrepreneurial endeavors, including acting as consultant on real estate workout strategies and the development of high-end residential properties. Mr. Cotton also serves on the board of trustees of Bowdoin College and Maine Public Broadcasting Network, a state network of public television and radio stations. He started his career in 1972 with Citibank, working in commercial real estate lending and workout business units. He also served as an independent director of FundCore Institutional Income Trust Inc., a public unlisted mortgage real estate investment trust (“REIT”), from 2010 to 2012 and is a former board member of the Real Estate Roundtable.

Qualifications:

Mr. Cotton received an M.B.A. in Finance from Columbia University and a B.A. in American History from Bowdoin College. We believe Mr. Cotton has significant experience in various aspects of commercial real estate, including lending, equity investment and development, which allows him to bring unique insight into our investment and risk management activities to our board of directors and the investment risk management committee, of which he is the chair.

Nnenna Lynch Independent Director

Age: 53 Director Since: 2021 Committees: ∎ Audit ∎ Corporate Governance ∎ Investment Risk Management

Biographical Information:

Nnenna Lynch has been a director since 2021 and is the chief executive officer of Xylem Projects LLC (“Xylem”), which she founded in July 2018. Xylem is a mission-driven real estate firm. Prior to founding Xylem, Ms. Lynch served as managing principal and head of development for The Georgetown Company, a real estate investment and development company, which she joined in March 2014. From 2008 to February 2014, she was a senior advisor on economic development for the Bloomberg mayoral administration in New York City. Prior to that role she was a partner at Urban Green Builders LLC and an analyst in fixed income derivatives at Goldman Sachs. Ms. Lynch has served as a member of the board of directors of AvalonBay Communities, Inc. (NYSE: AVB) since May 2021, where she is chair of the investment and finance committee, and she also serves on the board of Stake, a private financial technology company. In addition, Ms. Lynch serves in leadership positions at non-profit organizations, including as chair of the board of directors of the New York Road Runners, a non-profit organization that organizes the New York City Marathon and other races, and as co-president of the Association of American Rhodes Scholars. Through the end of 2024, Ms. Lynch also served on the board of the Van Alen Institute, which focuses on helping create equitable cities through inclusive design, and on the board of trustees of Villanova University, where she served on the investment committee.

Qualifications:

Ms. Lynch graduated summa cum laude from Villanova University, where she won five NCAA track titles and was elected Phi Beta Kappa. She also received a Master’s degree from University of Oxford, where she attended as a Rhodes Scholar. We believe Ms. Lynch’s extensive professional experience in real estate development, public policy and finance provides our board of directors with valuable perspectives into the Company’s business.

Michael B. Nash Director

Age: 64 Director Since: 2012 Committees: ∎ None

Biographical Information:

Michael B. Nash has been a director since 2012 and served as the Executive Chair of the board of directors from 2012 until February 2024. Until his retirement from Blackstone in December 2023, Mr. Nash was a senior managing director of BREDS at Blackstone. He was the co-founder and chairman of BREDS, and he was also the chairman of Blackstone Alternative Asset Management’s Strategic Capital Group, focusing on the acquisition of minority ownership interests in private equity and other alternative asset management firms. In addition, he was a member of Blackstone Real Estate’s Investment Committee and our Manager’s Investment Committee. Mr. Nash served as a member of the board of directors of Hudson Pacific Properties, Inc. (NYSE: HPP) from April 2015 until March 2019. He rejoined HPP’s board in December 2023. He also served as a member of the board of directors of La Quinta Holdings Inc. (NYSE: LQ) until June 2015 and Landmark Apartment Trust of America, Inc. until January 2016. Before joining Blackstone in 2007, Mr. Nash was with Merrill Lynch from 1997 to 2007 where he led the firm’s Real Estate Principal Investment Group — Americas. Prior to joining Merrill Lynch, Mr. Nash held various positions with Barclays Bank, Bank of Nova Scotia and Deloitte Haskins & Sells.

Qualifications:

Mr. Nash received a B.S. in Accounting from State University of New York at Albany, as well as an M.B.A. in Finance from the Stern School of Business at New York University. We believe Mr. Nash’s extensive experience with, and strong record of success in investing in, real estate-related assets provide our board of directors with valuable insights into investments, asset management, corporate strategy and developments in our industry.

Henry N. Nassau Independent Director

Age: 70 Director Since: 2003 Committees: ∎ Compensation (Chair) ∎ Corporate Governance (Chair)

Biographical Information:

Henry N. Nassau has been a director since 2003. Mr. Nassau was the chief executive officer of Dechert LLP from July 2016 until July 2023. Mr. Nassau has been a partner at Dechert since September 2003 and was previously deputy chair of practice group management and the chair of the corporate and securities group for over ten years. Mr. Nassau was the chief operating officer of Internet Capital Group, Inc. (Nasdaq: ICGE), an Internet holding company, from December 2002 until June 2003, having previously served as managing director, general counsel and secretary since May 1999. Mr. Nassau was previously a partner at Dechert LLP from September 1987 to May 1999 and was chair of the firm’s business department from January 1998 to May 1999. At Dechert LLP, Mr. Nassau engages in the practice of corporate law, concentrating on mergers and acquisitions, public offerings, private equity and venture capital financing. Mr. Nassau is the manager of a variety of private entities engaged in investments, focusing primarily on private and growth equity opportunities. He also serves on the advisory board of RAF Industries, Campus Apartments, TL Ventures and Graham Partners.

Qualifications:

We believe Mr. Nassau’s significant professional experience as an officer of a public company and as an attorney and partner in a major law firm allows him to make unique contributions in the area of corporate governance.

Gilda Perez-Alvarado Independent Director

Age: 44 Director Since: 2023 Committees: ∎ Compensation ∎ Investment Risk Management

Biographical Information:

Gilda Perez-Alvarado has been a director since 2023. Since October 2023, Ms. Perez-Alvarado has been the Group Chief Strategy Officer of Accor S.A. (“Accor”) where she is a member of the group’s Management Board, based in Paris, in charge of overseeing global strategy, relations with hotel owners, and strategic partnerships. In January 2024, Ms. Perez-Alvarado also assumed the role of CEO, Orient Express, Accor’s ultra-luxury hospitality brand. Before joining Accor, Ms. Perez-Alvarado was the Global Chief Executive Officer of JLL Hotels & Hospitality (a division of JLL), where she was responsible for investment sales, debt and equity placement, strategic advisory and asset management across three global regions: Americas, EMEA and Asia Pacific. Additionally, Mr. Perez-Alvarado led the group’s Global Hotel Desk, a specialized team of cross-border investment sales professionals based in the Middle East, Asia Pacific, the Americas and Europe. From September 2018 until January 2021, Ms. Perez-Alvarado served as CEO, Hotels & Hospitality, Americas and prior to that was a Managing Director at JLL. She also served on the board of directors of Sonder (Nasdaq: SOND) from September 2021 until August 2023. Ms. Perez-Alvarado is also a member of the Board of Trustees of Cornell University since June 2022, and is an active member of AHLA (American Hotel and Lodging Association), a member of Cornell School of Hotel Administration Dean’s Advisory Board, and a member of the World Travel and Tourism Council.

Qualifications:

Ms. Perez-Alvarado is a graduate of the Cornell School of Hotel Administration, where she graduated with Honors and served as Degree Marshall for her graduating class, and received her M.B.A. from Instituto de Empresa (IE Business School) in Madrid, Spain. We believe Ms. Perez-Alvarado’s extensive global capital markets professional experience, including in the hotel and hospitality industry, provides our board of directors with valuable perspectives into the Company’s business.

Lynne B. Sagalyn Independent Director

Age: 77 Director Since: 1997 Committees: ∎ Audit (Chair) ∎ Compensation ∎ Corporate Governance

Biographical Information:

Lynne B. Sagalyn has been a director since 1997. Dr. Sagalyn is the Earle W. Kazis and Benjamin Schore Professor Emerita of Real Estate at Columbia Business School where she taught for more than twenty years and was the founding director of the Paul Milstein Center for Real Estate and the MBA Real Estate Program. Previously, Dr. Sagalyn held appointments at the University of Pennsylvania in both the School of Design (City Planning Department) and the Wharton School (Real Estate Department) and at the Massachusetts Institute of Technology (Department of Urban Studies and Planning). Dr. Sagalyn serves on the board and as vice chair of The Skyscraper Museum, and on the board of and as chair of the audit committee of the New York City Trust for Cultural Resources. From 2010 to 2018, Dr. Sagalyn was vice chairman of UDR, Inc. (NYSE: UDR), a self-administered REIT in the apartment communities sector, where she served as a director for 23 years until May 2019, and a member of the Advisory Board of Morgan Stanley PRIME fund from 2017 to 2022. She has also served on the New York City Board of Education Chancellor’s Commission on the Capital Plan.

Qualifications:

We believe Dr. Sagalyn’s prominent positions in graduate real estate programs of leading universities allow her to bring significant expertise in real estate and finance to our board of directors and the audit committee, of which she is the chair.

The attributes, skills and qualifications of the nominees are described further in the following tables:

Board Diversity

Total # of Directors	8

	Female	Male

Part I: Gender Identity

Directors	4	4

Part II: Demographic Background

African American or Black	1	—

Alaskan Native or Native American	—	—

Asian	—	—

Hispanic or Latinx	1	—

Native Hawaiian or Pacific Islander	—	—

White	2	4

Two or More Races or Ethnicities	1	—

LGBTQ+	—	—

Board Skills and Experience

	Real Estate	Operations	Risk Management	Strategic	Investment	Financial/ Banking	Corporate Governance/ Regulatory	Diversity and Inclusion	Active Executive/ Robust Business Experience

Timothy S. Johnson	●	●	●	●	●	●		●	●

Katharine A. Keenan	●	●	●	●	●	●	●	●	●

Leonard W. Cotton	●	●	●	●	●	●			●

Nnenna Lynch	●	●	●	●	●	●	●		●

Michael B. Nash	●	●	●	●	●	●		●	●

Henry N. Nassau	●	●	●	●	●	●	●	●	●

Gilda Perez-Alvarado	●	●	●	●	●	●	●	●	●

Lynne B. Sagalyn	●			●	●	●	●	●

	8 of 8	7 of 8	7 of 8	8 of 8	8 of 8	8 of 8	5 of 8	6 of 8	7 of 8

VOTING RECOMMENDATION

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE

ELECTION OF EACH OF THE DIRECTOR NOMINEES NAMED ABOVE.

The Board of Directors; Committees

Our business is managed by our Manager, subject to the oversight and direction of our board of directors. Our board of directors has eight members and is currently composed of Messrs. Johnson, Cotton, Nash and Nassau, Mses. Keenan, Lynch and Perez-Alvarado and Dr. Sagalyn.

Director Independence

Under our corporate governance guidelines and NYSE rules, the board of directors must be composed of at least a majority of directors who qualify as “independent” directors. A director is not independent unless the board of directors affirmatively determines that he or she does not have a “material relationship” with us, and the director must meet the independence requirements set forth by the NYSE rules. Our corporate governance guidelines also require all members of the audit committee, the compensation committee, the corporate governance committee and the investment risk management committee to be “independent” directors. Based upon its review, the board of directors has affirmatively determined that each of Messrs. Cotton and Nassau, Mses. Lynch and Perez-Alvarado and Dr. Sagalyn is independent under all applicable criteria for independence set forth in the listing standards of the NYSE, including with respect to committee service. Additionally, the board of directors previously determined that Thomas E. Dobrowski, who resigned from the board effective January 15, 2025, was “independent.”

In making its determination that Mr. Nassau is an independent director, the board of directors considered that he is a partner at Dechert LLP, a law firm that from time to time has provided us with legal representation with respect to various matters and has served as counsel for certain lenders in our master repurchase facilities. Payments made by the Company to Dechert LLP were immaterial to Dechert LLP’s annual consolidated gross revenues during its last completed fiscal year. Mr. Nassau was not involved in any of the legal representations that his firm participated in described above, and any compensation that he received as a result of his firm’s representation of the Company or the underwriters, placement agents or lenders in connection with our public offerings and repurchase facilities was indirect and de minimis.

Board of Directors Composition

The board of directors seeks to ensure that it is composed of members whose particular experience, qualifications, attributes and skills, when taken together, will allow the board of directors to satisfy its oversight responsibilities effectively. In that regard, the corporate governance committee is responsible for recommending candidates for all directorships to be filled by the board of directors or by the stockholders at an annual or special meeting. In identifying candidates, the corporate governance committee will review all nominees for director in accordance with the requirements and qualifications contained in the corporate governance guidelines and, subject to the requirements in the Purchase Agreement (as defined under “Transactions with Related Persons, Promoters and Certain Control Persons—Agreements with Blackstone”), recommend that the board of directors select those nominees from a broad pool of candidates with diverse professional and personal backgrounds who combine a broad spectrum of experience and expertise with a reputation for integrity and whose attributes the corporate governance committee believes would be most beneficial to us. In identifying candidates for membership on the board of directors, the corporate governance committee takes into account (i) minimum individual qualifications, such as personal integrity and moral character, willingness to apply sound business judgment, industry knowledge or experience and an ability to work collegially with the other members of the board of directors and (ii) all other factors it considers appropriate, including elements of a candidate’s background and experience that would inform his or her abilities to contribute to the board. The corporate governance committee has previously utilized the services of professional search firms and has also sought referrals from other members of the board of directors, management, stockholders and other sources.

Our board of directors currently has four standing committees: an audit committee, a compensation committee, a corporate governance committee and an investment risk management committee, the members of which are all independent directors. The current written charters for each of the committees are available on our website, www.blackstonemortgagetrust.com, under the “Investor Relations” tab by selecting “Corporate Governance.”

Audit Committee

The audit committee is currently composed of Mr. Cotton, Ms. Lynch and Dr. Sagalyn, with Dr. Sagalyn serving as the committee’s chairperson. All audit committee members meet the independence criteria and have the qualifications set forth in the listing standards of the NYSE and Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The board of directors has determined that each member of the audit committee is “financially literate” within the meaning of the listing standards of the NYSE. Our board of directors has also determined that Mr. Cotton is qualified as an audit committee financial expert within the meaning of Item 407(d)(5) of Regulation S-K under the Exchange Act, and our board of directors has determined that he has the required accounting and related financial management expertise within the meaning of the listing standards of the NYSE. The SEC has determined that the audit committee financial expert designation does not impose on a person with that designation any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the audit committee of the board of directors in the absence of such designation.

The audit committee’s primary duties are described in the audit committee charter and include:

∎	appointing, retaining, determining the compensation of, overseeing, evaluating and, where appropriate, replacing our independent registered public accounting firm;

∎	overseeing the quality and integrity of the Company’s financial statements and internal controls;

∎

assisting with the Company’s compliance with legal and regulatory requirements and overall risk management profile, including with respect to sustainability and climate change risks as they relate to financial risk exposures, as well as assisting the board of directors’ oversight of the Company’s IT security program;

∎	reviewing the Company’s transactions with related parties, including those with the Manager and/or affiliates of the Manager; and

∎	preparing the report of the audit committee required by the rules of the SEC to be included in the Company’s annual stockholders’ meeting proxy statement.

The audit committee has adopted procedures for the processing of complaints relating to accounting, internal control and auditing matters in accordance with Rule 10A-3 under the Exchange Act. The audit committee oversees the review and handling of any complaints submitted pursuant to the foregoing procedures and of any whistleblower complaints subject to Section 21F of the Exchange Act in accordance with the Company’s whistleblower policy, which sets forth procedures for the making of anonymous reports regarding accounting and other legal and regulatory matters and provides for the protection of anyone making such a report. A summary of the policy is available on our website, www.blackstonemortgagetrust.com, under the “Investor Relations” tab by selecting “Corporate Governance” (the “Policy on Reporting of Concerns Regarding Accounting and Other Matters”).

Compensation Committee

The compensation committee is currently composed of Messrs. Cotton and Nassau, Ms. Perez-Alvarado and Dr. Sagalyn, with Mr. Nassau serving as the committee’s chairperson. All compensation committee members meet the independence criteria set forth in the listing standards of the NYSE.

We are externally managed by our Manager pursuant to a management agreement between our Manager and us (the “Management Agreement”), and we have no employees. Our executive officers and senior management have not received any cash compensation from us or any of our subsidiaries for serving as executive officers and senior management. To the extent that we are responsible for paying the compensation and/or any other employee benefits of our executive officers and senior management, the compensation committee also oversees such compensation, including plans and programs relating to cash compensation, incentive compensation, equity-based awards and other benefits and perquisites, and administers any such plans or programs as required by the terms thereof.

In particular, the compensation committee’s primary duties are described in the compensation committee charter and include:

∎

to the extent that we are responsible for paying the compensation and/or any other employee benefits of our Chief Executive Officer, reviewing and approving corporate goals and objectives relevant to the compensation of our Chief Executive Officer, evaluating the performance of our Chief Executive Officer in light of those goals and objectives, and either as a committee or together with the other independent directors (as directed by our board of directors) to determine and approve our Chief Executive Officer’s compensation level based on this evaluation;

∎

determining the long-term incentive component, if any, of our Chief Executive Officer’s compensation that we are responsible for paying by considering, among other factors selected by the compensation committee, our performance and relative stockholder return, our Chief Executive Officer’s individual performance, including progress on strategic objectives, the value of similar incentive awards to chief executive officers at comparable companies, and the awards given to our Chief Executive Officer in past years;

∎

to the extent that we are responsible for paying incentive compensation and equity-based compensation to our employees or the employees of any external manager (or its affiliates), considering the recommendations of our Chief Executive Officer with respect to non-chief executive officer management and key employee compensation and determining and approving such compensation;

∎

to the extent that we are responsible for paying incentive compensation and equity-based compensation to our employees or the employees of any external manager (or its affiliates), reviewing and making recommendations to our board of directors with respect to incentive compensation plans and equity-based compensation plans or material changes to any such existing plans and discharging and administering any such plans as required by the terms thereof;

∎	overseeing the preparation of the compensation discussion and analysis and related disclosures for inclusion in our annual report or proxy statement in accordance with the rules of the SEC;

∎	preparing and approving any compensation committee report required to be included in our annual report or proxy statement in accordance with applicable SEC regulations;

∎

to the extent that we are responsible for sponsoring or managing executive compensation programs, periodically reviewing, as and when determined appropriate, executive compensation programs and total compensation levels;

∎

reviewing and making recommendations to our board of directors concerning compensation arrangements for members of our board of directors who are not employees of the Company, the Manager or any of its affiliates;

∎

in consultation with management, overseeing regulatory compliance with respect to compensation matters, including overseeing our policies on structuring compensation programs to preserve tax deductibility, and, as and when required or desired, establishing performance goals and confirming that performance goals have been attained;

∎	reviewing and approving any severance or similar termination payments proposed to be made by the Company to any of our current or former executive officers; and

∎	performing any other duties or responsibilities expressly delegated to the compensation committee by our board of directors from time to time relating to our compensation programs.

The compensation committee shall have the resources and authority appropriate to discharge its duties and responsibilities, including the sole authority to retain, on terms it deems appropriate, legal counsel and other experts or consultants as it deems appropriate, without obtaining the approval of our board of directors or management. The compensation committee shall have the sole authority to select and retain a compensation consultant to assist in the evaluation of chief executive officer compensation.

The compensation committee may, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee of the committee. In particular, the committee may delegate the approval of certain transactions to a subcommittee consisting solely of members of the compensation committee who are “Non-Employee Directors” for the purposes of Rule 16b-3 under the Exchange Act (a “qualified subcommittee”). The compensation committee has established a qualified subcommittee for the purpose of approving equity grants.

Compensation Committee Interlocks and Insider Participation

The compensation committee is currently composed of Messrs. Cotton and Nassau, Ms. Perez-Alvarado and Dr. Sagalyn, none of whom were officers or employees of the Company during the fiscal year ended December 31, 2024, and none of whom had any relationship requiring disclosure by the Company under Item 404 of Regulation S-K under the Exchange Act. None of our executive officers has served on the board of directors or compensation committee of any other entity that has or has had one or more executive officers who served as a member of our board of directors or our compensation committee during the fiscal year ended December 31, 2024.

Corporate Governance Committee

The corporate governance committee is currently composed of Mr. Nassau, Ms. Lynch and Dr. Sagalyn, with Mr. Nassau serving as the committee’s chairperson. All corporate governance committee members meet the independence criteria set forth in the listing standards of the NYSE.

Among other things, the corporate governance committee identifies qualified individuals to become members of the board of directors, recommends to the board of directors individuals to be designated as nominees for election as directors at the annual meetings of stockholders, develops and recommends to the board of directors our corporate governance guidelines and oversees the annual evaluation of the performance of our Manager. More specifically, the corporate governance committee is responsible for reviewing, on an annual basis, the requisite skills and characteristics of individual members of the board of directors, as well as the composition of the board as a whole, in the context of our needs. The corporate governance committee will review all nominees for director, including those recommended by stockholders, in accordance with requirements and qualifications set forth in our corporate governance guidelines and will, subject to the requirements of the Purchase Agreement, recommend that the board of directors select those nominees from diverse professional and personal backgrounds who combine a broad spectrum of experience and expertise with a reputation for integrity and whose attributes it believes would be most beneficial to us. This review involves an assessment of the personal qualities and characteristics, accomplishments and business reputation of director candidates. The corporate governance committee will assess candidates’ qualifications based on the following minimum criteria, which may be modified from time to time upon the recommendation of the corporate governance committee:

∎	demonstrated personal integrity and moral character;

∎	willingness to apply sound and independent business judgment for the long-term interests of stockholders;

∎	relevant business or professional experience, technical expertise or specialized skills;

∎	personality traits and background that appear to fit with those of the other directors to produce a collegial and cooperative board responsive to the Company’s needs; and

∎	ability to commit sufficient time to effectively carry out the substantial duties of a director.

The corporate governance committee is also responsible for evaluating the performance of our Manager on an annual basis, in light of the goals and objectives of the Company and the terms of the Management Agreement, and reports its views regarding the performance of our Manager to the board of directors. The corporate governance committee oversees the Company’s corporate responsibility strategy, including policies and practices relating to sustainability, sustainability reporting and disclosures and related processes and controls, including internal and external communications, and other public policy or social issues significant to the Company, in accordance with the corporate governance committee charter, which is available on our website, www.blackstonemortgagetrust.com under the “Investor Relations” tab by selecting “Corporate Governance.”

Investment Risk Management Committee

The investment risk management committee is composed of independent directors and currently consists of Mr. Cotton and Mses. Lynch and Perez-Alvarado, with Mr. Cotton serving as the committee’s chairperson. The investment risk management committee is currently responsible for the supervision of our Manager’s compliance with our investment guidelines, and reviewing and approving proposed investments as set forth in the investment guidelines, including any proposed investment in excess of $350 million and any proposed investment involving affiliates of Blackstone (other than investments in which such affiliate is investing at the same level of the capital structure on a pari passu basis) that involves amounts equal to or greater than $175 million. In addition, the investment risk management committee reviews and approves any proposed investment for which our investment guidelines (as in effect at such time) contemplate such review and approval.

Meetings

Directors are expected to attend board meetings and meetings of the committees on which they serve, to spend the time needed and to meet as frequently as necessary, in order to properly discharge their responsibilities. Our board of directors conducts its business through meetings of the board of directors, actions taken by written consent in lieu of meetings and by actions of its committees. During the fiscal year ended December 31, 2024, the board of directors held eight meetings. During the fiscal year 2024, (i) the audit committee held four meetings, (ii) the compensation committee held four meetings, (iii) the corporate governance committee held two meetings and (iv) the investment risk management committee held six meetings. Each incumbent director attended at least 75% of the combined number of meetings of the board of directors and meetings of committees on which he or she served during the period in 2024 in which he or she served as a director or member of such committee, as applicable.

We do not have a formal policy regarding attendance by directors at our annual meeting of stockholders but invite and encourage all directors to attend. We make every effort to schedule our annual meeting of stockholders at a time and date to permit attendance by directors, taking into account the directors’ schedules and the timing requirements of applicable law. Five of our directors attended our last annual stockholders meeting, which was held on June 21, 2024. The meeting was routine in nature.

Executive Sessions

In accordance with applicable NYSE listing requirements, our non-management directors periodically hold executive sessions at which management is not present. Our corporate governance guidelines provide that the lead independent director, if any, or if he or she is not present, the chairperson of the corporate governance committee, or if he or she is not present, any non-management independent director shall serve as such presiding director.

Board Leadership Structure and Role in Risk Oversight

Our board of directors benefits from the service of three members of the board who also serve, or have served, in leadership and risk oversight roles at Blackstone: Timothy Johnson, a senior managing director and Global Head of BREDS, serves as Chair of the board of directors; Katharine A. Keenan, Global Co-Chief Investment Officer of BREDS and a senior managing director of BREDS, serves as our Chief Executive Officer and President and as a member of the board of directors; and Michael B. Nash, the co-founder and former Global Chairman of BREDS and a former senior managing director of BREDS, serves as a member of the board of directors. Mr. Johnson serves as the Chair of the board of directors. In his capacity as Chair of the board of directors, Mr. Johnson leads the investment strategy of the Company with Ms. Keenan, who is responsible for managing the day-to-day operations of the Company as our Chief Executive Officer. We believe separating the Chair of the board of directors and the Chief Executive Officer positions is appropriate as it helps the board of directors meet its responsibilities of overseeing management and setting our strategic direction as well as fostering long-term value of the Company. In addition, our board of directors has elected Mr. Cotton to serve as our lead independent director. Mr. Cotton’s responsibilities in this role include, among others, presiding over executive sessions of the independent directors, calling meetings of the independent directors, as necessary, serving as the main liaison between the independent directors and the Company’s leadership and in particular its Chief Executive Officer, overseeing any special projects as they may arise from time to time, assisting with setting agendas for meetings of the board of directors, and other responsibilities consistent with such role and as the board of directors may determine from time to time in its discretion.

As with every business, we confront and must manage various risks including financial and economic risks related to the performance of our portfolio and how our investments have been financed. Pursuant to our charter and bylaws and the Maryland General Corporation Law, our business and affairs are managed under the direction of our board of directors. Our Manager is responsible for the day-to-day management of risks we face, while our board of directors, as a whole and through its committees, has responsibility for establishing broad corporate policies for our overall performance and for the direction and oversight of our risk management over the short, intermediate and long-term. Members of our board of directors keep informed of our business by participating in meetings of our board of directors and its committees, by reviewing analyses, reports and other materials provided to them by and through discussions with our Manager and our executive officers. In particular, we believe that our board of directors benefits from the valuable insights to developments in our industry provided by Ms. Keenan and Messrs. Johnson and Nash as a result of their active or prior involvement in real estate-related investments at Blackstone.

In connection with their oversight of risks to our business, our board of directors and the audit committee consider feedback from our Manager concerning the risks related to our business, operations and strategies and our manager also reports on input received from outside advisers engaged to assess risks applicable to the Company. The audit committee also assists the board in fulfilling its oversight responsibilities with respect to risk management in the areas of financial reporting, internal controls and compliance with legal and regulatory requirements, including with respect to sustainability and climate change risks as they relate to financial risk exposures, and, in accordance with NYSE requirements, discusses policies with respect to risk assessment and risk management. The compensation committee and the corporate governance committee assist the board in fulfilling its oversight responsibilities with respect to the management of risks arising from our compensation policies and programs and risks associated with board organization, membership and structure, succession planning and corporate governance. Our board of directors reviewed with the compensation committee its compensation policies and practices applicable to our Manager that could affect our assessment of risk and risk management. Following such review, our board of directors determined that our compensation policies and practices, pursuant to which we pay no cash compensation to officers and employees of our Manager or its affiliates since they are compensated by our Manager or its affiliates, do not create risks that are reasonably likely to have a material adverse effect on us. Our board of directors also considered that while we from time to time grant equity awards to our officers, our Manager and employees of affiliates of our Manager, such grants further align their interests with our interests and do not create risks that are reasonably likely to have a material adverse effect on us. The investment risk management committee exercises the authority of the board of directors to supervise our Manager’s compliance with the investment guidelines approved by the board of directors and to approve any proposed investments in excess of the limits set forth in the investment guidelines described above.

With respect to cybersecurity risk oversight, Blackstone’s Chief Security Officer reports to our board of directors and/or our audit committee annually on cybersecurity matters, including risks facing us and our Manager and, as applicable, certain incidents. In addition to such annual reports, our board of directors and/or audit committee receive periodic updates from Blackstone on the primary cybersecurity risks facing the Company and the Manager and the measures the Company and the Manager are taking to mitigate such risks as well as changes to our and our Manager’s cybersecurity risk profile or certain newly identified risks. The board and/or the applicable committees of the board also receive periodic updates from management on the primary risks related to sustainability, climate change or certain other newly identified risks.

Corporate Governance
Code of Business Conduct and Ethics
We have adopted a code of business conduct and ethics that applies to all of our directors and employees (if any), and to all of the officers and employees of affiliates of the Manager and its affiliates who provide services to us, including our principal executive officer and principal financial officer. Our code of business conduct and ethics, as it relates to employees of Blackstone, operates in conjunction with, and in addition to, the policies of our Manager and those of Blackstone. Our code of business conduct and ethics is designed to comply with SEC regulations and NYSE listing standards relating to codes of conduct and ethics. Our code of business conduct and ethics is available on our website,
www.blackstonemortgagetrust.com
, under the “Investor Relations” tab by selecting “Corporate Governance.”
Any waiver of the code of business conduct and ethics may be made only by our board or the audit committee and will be promptly disclosed as required by law or stock exchange regulations. Any modifications to the code of business conduct and ethics will be reflected on our website.
Corporate Governance Guidelines
We have also adopted corporate governance guidelines to advance the functioning of our board of directors and its committees and to set forth our board of directors’ expectations as to how it and they should perform its and their respective functions. Our corporate governance guidelines are available on our website,
www.blackstonemortgagetrust.com,
under the “Investor Relations” tab by selecting “Corporate Governance.”
Securities Trading Policies and Procedures
We have adopted policies and procedures governing the purchase, sale and/or other dispositions of our securities by directors, officers and employees, if any, of the Company, officers and personnel of our Manager, and officers and employees of Blackstone. These policies and procedures are reasonably designed to promote compliance with insider trading laws, rules and regulations, and the listing standards of the NYSE. A copy of our Securities Trading Policy and Procedures Governing Transactions in BXMT Securities (the “Securities Trading Policies and Procedures”) is filed as Exhibit 19.1 to our Annual Report on Form
10-K
for the year ended December 31, 2024.
Stockholder Nominations and Communications Policy
Our board of directors has adopted policies with respect to the consideration of candidates recommended by stockholders for election as directors and stockholder and interested party communications with the board of directors.
Stockholders may recommend director nominees for consideration by the corporate governance committee by submitting the names and the following supporting information to our secretary at: Secretary, Stockholder Nominations, Blackstone Mortgage Trust, Inc., 345 Park Avenue, 24th Floor, New York, New York 10154. The submissions should include a current resume and curriculum vitae of the candidate and a statement describing the candidate’s qualifications and contact information for personal and professional references. The submission should also include the name and address of the stockholder who is submitting the nominee, the number of shares that are owned of record or beneficially by the submitting stockholder and a description of all arrangements or understandings between the submitting stockholder and the candidate. Director nominees may be nominated by our stockholders in accordance with our bylaws and in accordance with the advance notice requirements contained in our bylaws. See “Stockholder Proposals For the 2026 Annual Meeting” for more information regarding the advance notice requirements contained in our bylaws and the universal proxy rules.
Stockholders and other interested parties may communicate directly with our board of directors or the non-management
directors. All communications should be in writing and should be directed to our secretary at: Secretary, Stockholder Communications, Blackstone Mortgage Trust, Inc., 345 Park Avenue, 24th Floor, New York, New York 10154. The sender should indicate in the address whether it is intended for the entire board of directors, the non-management
directors as a group or an individual director. Each communication intended for the board of directors or non-management
directors received by the secretary will be forwarded to the intended recipients in accordance with the existing instructions.

Stockholder Engagement

We make a conscious effort to engage with our stockholders both during and outside the proxy season in order to have a better understanding of their perspectives on our Company, including by regularly attending investor conferences and holding one-on-one meetings and calls with stockholders and potential investors. Additionally, our management team regularly meets with our stockholders and potential stockholders to discuss, among other topics, our business, financial and operating performance and strategies, our corporate governance practices and executive compensation. We also regularly solicit feedback from our stockholders on governance-related matters, who have to date not expressed any material concerns.

Sustainability

BXMT is a real estate finance company that originates, acquires and manages senior loans and other debt or credit-oriented investments collateralized by or relating to commercial real estate in North America, Europe, and Australia.

As an externally managed company, BXMT’s day-to-day operations are managed by our Manager under the oversight of our board of directors, and BXMT does not have any employees. Our executive officers are senior Blackstone Real Estate professionals, and our Manager is a subsidiary of Blackstone and part of Blackstone Real Estate.

As such, many of the sustainability initiatives undertaken by Blackstone may be relevant to our business and certain of the business decisions made on our behalf by employees of affiliates of our Manager to deliver strong returns for our investors. Blackstone’s investors have relied on Blackstone’s relentless commitment to excellence for 40 years. Blackstone’s sustainability efforts are anchored in its goal of generating strong returns for investors to fulfill its fiduciary duty. Blackstone’s integrated team includes dedicated coverage at the firm level and at individual business units, including Blackstone Real Estate.

Key sustainability initiatives we share with Blackstone include the consideration of relevant sustainability factors in the investment process where applicable, dedicated resources to sustainability governance and oversight, industry engagement on sustainability matters, corporate sustainability and environmental performance improvements at our office locations, and certain employee and community engagement and talent programs.

Human Capital Management

∎

Blackstone is committed to providing a work environment that is free from discrimination, unlawful harassment and bullying for all employees, temporary employees, applicants for employment, interns, contractors, sub-contractors, executives and other persons doing business with Blackstone.

∎

Blackstone strictly prohibits retaliation against any individual who, in good faith, raises a concern, participates in any investigation of the concern, testifies or assists in a proceeding involving discrimination, or encourages another to report a potential violation of this policy.

∎

Blackstone believes a workforce reflecting a diverse breadth of backgrounds and experiences makes Blackstone a better investor and a better firm. Blackstone’s talent strategy leverages a people-driven framework based on four key pillars: recruiting, talent development, community and inclusion, and accountability. Blackstone believes that by focusing on each of these pillars and investing in its people and its culture, Blackstone will create an inclusive environment that helps expand access to the best available talent and drives retention and advancement opportunities for its employees.

∎

Blackstone’s employee resource groups, which are open to all employees, serve as a platform for Blackstone professionals to expand cultural awareness and connect to other employees, including through speaker series, professional development opportunities and social events.

∎

Blackstone seeks to enable itself and its portfolio companies to access a broad pool of qualified talent, including through firm programs aimed at introducing talented undergraduate students to financial services and Blackstone and portfolio programs aimed at helping its portfolio companies access historically under-tapped talent pools.

∎	50% of directors on BXMT’s board are diverse.(1)

∎	50% of BXMT’s executive officers are female.

∎	29% of BXMT’s executive officers and senior officers are diverse.(1)

∎

Blackstone is a founding signatory of the Institutional Limited Partners Association’s Diversity in Action initiative, which brings together limited partners and general partners who share a commitment to advancing inclusive workplaces and professionals with a diversity of backgrounds, perspectives, and experiences in the private equity industry.

(1)

We define diverse to include individuals who are female and ethnically diverse. We define ethnically diverse to include Ethnic diversity in the U.S., which is defined as Asian, American Indian, Alaska Native, Black or African American, Hispanic or Latino, Native Hawaiian or other Pacific Islander, or individuals of two or more races.

Employee Training and Development

∎

Blackstone offers a wide range of learning and professional development opportunities, both formally and informally, to help Blackstone employees advance their careers and maximize the value they can add to the global firm.

∎

Incoming Blackstone analyst classes are provided with training that spans their first few years. In addition, new hires are provided with training and other opportunities to help them thrive in Blackstone’s culture, including through Blackstone’s Culture Program and Leadership Speaker Series. Blackstone employees are trained or enrolled in compliance training when they start at the firm, and Blackstone retrains employees globally at least once annually. Over the course of their careers at Blackstone, employees are offered learning opportunities in a number of areas including leadership and management development and communication skills, among others. Blackstone offers a global development curriculum on key capabilities required to succeed at Blackstone and partners with external organizations to deliver training programs for Blackstone employees. Blackstone consistently seeks to create visibility and opportunities for talent to take on roles beyond their current positions, and for managers to connect regularly to discuss and match talent with critical roles.

Employee Engagement

∎

Blackstone is committed to ensuring its employees are engaged with their work and with their local communities. Blackstone regularly gathers feedback from Blackstone employees via internal and/or external surveys to assess employee engagement and satisfaction and develop targeted solutions. Blackstone also supports its employee resource groups in their efforts to expand cultural awareness and connection across the firm.

Employee Benefits

∎

Blackstone cares greatly about the health, safety and well-being of its employees. Blackstone also offers comprehensive and competitive benefits to its full-time employees, including without limitation, primary and secondary caregiver leave, adoption leave, fertility coverage and back up childcare. In addition, Blackstone offers additional family planning benefits for employees such as infertility benefits, including cryopreservation and primary caregiver leave for a minimum of 21 weeks. Blackstone offers employee well-being programs that provide information, tools and resources, including connections to immediate support, community referrals and counseling. Blackstone has partnered with various platforms to provide on-demand emotional and mental health support and personalized support and resources for its employees and their families throughout all stages of life.

Performance Alignment

∎

Although our Chief Executive Officer and Chief Financial Officer are senior Blackstone Real Estate professionals and are compensated by Blackstone, we make annual equity awards to our executive officers as well as an annual grant of equity that is allocated by our Chief Executive Officer to employees of affiliates of our Manager who perform services to us, creating further alignment with our stockholders.

Community

∎

The Blackstone Charitable Foundation (“BXCF”) was established in 2007 and is committed to supporting Blackstone’s goal of helping foster economic opportunity and career mobility. This includes, among other initiatives, Blackstone’s signature Blackstone LaunchPad network, which seeks to close the opportunity gap by equipping college and university students with the entrepreneurial skills they need to build lasting careers and BX Connects, a global program that provides Blackstone employees with the opportunity to support their local communities through volunteering and giving. BX Connects uses the firm’s scale, talent and resources to make grants, develop nonprofit partnerships and create employee engagement opportunities. Nearly 90% of Blackstone’s employees engaged globally with BXCF’s charitable initiatives in 2024].

∎

Blackstone is committed to ensuring its employees are engaged with their work and with their local communities. Blackstone regularly gathers feedback from Blackstone employees via internal and/or external surveys to assess employee engagement and satisfaction and develop targeted solutions. Blackstone also supports its employee resource groups in their efforts to expand cultural awareness and connection across the firm.

Sponsor Compliance with Environmental Regulations

∎	Blackstone endeavors to be in full compliance with applicable environmental regulations in all locations where it has offices.

∎

As part of its loan origination business process, BXMT reviews environmental conditions at the collateral underlying its investments through phase I reports and additional reports when necessary. BXMT requires sponsors to identify a remediation plan for any material environmental concerns prior to the origination of a loan and requires documentary provisions, such as representations and warranties, covenants, indemnities and other provisions governing environmental matters to ensure ongoing sponsor compliance with applicable environmental laws.

Corporate Sustainability Practices

∎

Blackstone’s Global Corporate Services (“GCS”) team is responsible for managing and advancing energy efficiency and environmental performance opportunities at Blackstone’s global officers. The GCS team aims to optimize office construction, renovation, daily operations and procurement in support of the firm’s decarbonization efforts. Select highlights from our office sustainability program include the following:

–

Blackstone’s 345 Park Avenue office in New York launched a pilot composting program to collect food scraps from our in-house catering operator. Since its inception in June 2024, the program has successfully diverted over 6 tons of food waste from landfill.

–

Blackstone’s 40 Berkeley Square office in London partners with Merit for remote off-site storage. This initiative has led to over 20 tons of avoided carbon emissions, 12 tons of items donated and 60 tons of items recycled.

–

Blackstone’s New York offices partner with Green Standards to responsibly manage the disposition of our office furniture, fixtures and equipment during renovations or when no longer needed, diverting them from landfill through resale, donation or recycling.

∎	Climate Change:

–

In 2024, Blackstone published its second report aligned with the TCFD (Task Force on Climate-Related Financial Disclosures Recommendations). The report included Blackstone’s Scope 1 and Scope 2 GHG emissions data as well as select Scope 3 GHG emissions data from Blackstone’s business operations for 2019, 2020, 2021, 2022 and 2023.

–

Blackstone engages with climate-related organizations both at the firm level and through individual business units. Blackstone is a signatory of PRI (Principles for Responsible Investment) as of July 2021 and a TCFD supporter as of October 2021. Select funds and portfolio companies within Blackstone Infrastructure and Real Estate participate in GRESB (Global Real Estate Sustainability Benchmark).

Governance

Board Composition and Effectiveness

∎

We seek to ensure that our board of directors is composed of members whose experience, qualifications, attributes and skills, when taken together, will allow the board to satisfy its oversight responsibilities effectively

∎

Our board of directors is a majority independent board and each of its committees is composed solely of independent directors. Each of the members of the board of directors’ committees is a highly sophisticated business veteran, bringing experience from real estate, accounting and general business backgrounds to the board of directors’ oversight function, which experience we believe provides a majority of the members of our board of directors with business and risk management expertise

∎	We have separate chief executive officer and chair roles, a lead independent director and all our board of directors committee members are independent

∎	We have a dedicated board committee overseeing investment risk management

Non-Independent Directors

∎

Timothy S. Johnson is the Global Head of BREDS and a senior managing director of BREDS. Mr. Johnson’s extensive experience with, and strong record of success investing in, real estate-related assets provide our board of directors with valuable insights into developments in our industry

∎

Katharine A. Keenan, our Chief Executive Officer and President, is the Global Co-Chief Investment Officer of BREDS and a senior managing director of BREDS. Ms. Keenan’s experience and background as a senior member of our Company’s management since 2018 has provided her with valuable knowledge of and experience with our business, which we believe positions her to contribute to our board of directors’ oversight functions

∎

Michael B. Nash is the former chairman of BREDS. Mr. Nash has extensive experience with, and a strong record of success in investing in, real estate-related assets, which we believe provide our board of directors with valuable insights into developments in our industry.

Independent Directors

∎

Leonard W. Cotton serves as our lead independent director. He is the former vice chairman of Centerline Capital Group and has significant experience in various aspects of commercial real estate, including lending, equity investment and development, which we believe gives him unique insight into our investment activities

∎

Nnenna Lynch is founder and chief executive officer of Xylem Projects and is a seasoned executive in urban redevelopment with a track-record of leading initiatives in the public and private sectors. Ms. Lynch also serves on the board of directors of AvalonBay Communities, Inc. (NYSE: AVB), where she is chair of the investment and finance committee. Ms. Lynch brings deep experience in real estate across areas including mixed-use, residential, commercial and affordable housing as well as sustainability and public policy, which we believe gives her valuable insights into our industry and corporate governance

∎

Henry N. Nassau, the former chief executive officer and a current partner of Dechert LLP, has significant professional experience as an officer of a public company and as an attorney and partner in a major law firm, which we believe allows him to make unique contributions in the area of corporate governance

∎

Gilda Perez-Alvarado is the Group Chief Strategy Officer at Accor S.A., where she is a member of the group’s Management Board in charge of global strategy, relations with hotel owners, and strategic partnerships. Ms. Perez-Alvarado is also the CEO of Orient Express, Accor’s ultra-luxury hospitality brand. Ms. Perez-Alvarado’s extensive professional global capital markets experience in the hotel and hospitality industry allows her to bring valuable insights into developments in our industry

∎

Lynne B. Sagalyn, the Earle W. Kazis and Benjamin Schore Professor Emerita of Real Estate at Columbia Business School, through her prominent positions in graduate real estate programs of leading universities and her 23 year-long tenure on the board of directors of a public REIT, including service as its vice chair from 2010 to 2018, brings expertise in real estate and finance to our board of directors and the audit committee, of which she is the chair

Stockholder Rights

∎	Our board of directors is not classified and each of our directors is subject to re-election annually

∎	We have a single class of common stock

∎	Each of our charter and bylaws may be amended by a majority vote of our stockholders

∎	We have no poison pill

Independent Auditor

∎

Deloitte has served as our independent auditor since 2013. Deloitte performs an annual audit of our financial statements and our internal control over financial reporting and we have received an unqualified opinion each year. In compliance with auditing standards set forth by the Public Company Accounting Oversight Board in the U.S., Deloitte has rotated the audit partner responsible for signing our financial statements at least every five years

∎

As part of the evaluation of our independent auditor, the audit committee periodically considers whether there should be a regular rotation of the independent auditor. In addition, in conjunction with the mandated rotation of Deloitte’s lead audit partner, the audit committee and the audit committee chairperson are directly involved in the selection of Deloitte’s lead audit partner

∎

For information regarding the fees we paid to Deloitte in 2024 and 2023 and our approval procedures relating to Deloitte’s fees, see “Proposal 2 – Ratification of Independent Registered Public Accounting Firm”

Financial Disclosures

∎

We maintain “disclosure controls and procedures,” as such term is defined in Rules 13a-15(e) and 15d-15(e) under the Exchange Act, that are designed to ensure that information required to be disclosed by us in reports that we file or submit under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the SEC rules and forms, and that such information is accumulated and communicated to our management, including our Chief Executive Officer and Chief Financial Officer, as appropriate, to allow timely decisions regarding required disclosure

Anti-Corruption and Related Due Diligence

∎

BXMT completes an anti-corruption review prior to the origination of a loan, typically including the commission of global OFAC and politically exposed person searches of all relevant individuals and entities, and requires documentary provisions such as representations and warranties, covenants, indemnities and other provisions governing anti-corruption, anti-money laundering and anti-terrorism compliance

∎

BXMT conducts risk-based due diligence on transaction counterparties as part of a robust “know your customer” governance process. The diligence team typically obtains background and due diligence searches through reputable third-party search companies, the scope of which includes OFAC, anti-money laundering compliance, litigation, bankruptcy, judgments, the Uniform Commercial Code and other public registry filings

Executive and Senior Officers

The following sets forth the positions, ages as of April 30, 2025 and selected biographical information for our executive officers (including Mr. Marone) and senior officers (including Messrs., Hayes, Mathias, Peña, Sitman and Urbaszek). Ms. Keenan’s biographical information is provided in the section of this Proxy Statement entitled “Proposal 1 — Election of Directors.”

Name	Age	Office or Position Held

Katharine A. Keenan	40	Chief Executive Officer, President and Director

Anthony F. Marone, Jr.	42	Chief Financial Officer, Treasurer and Assistant Secretary

Timothy Hayes	34	Vice President, Shareholder Relations

Scott Mathias	46	Chief Compliance Officer and Secretary

F. Austin Peña	39	Executive Vice President, Investments

Robert Sitman	43	Managing Director, Head of Asset Management

Marcin Urbaszek	48	Deputy Chief Financial Officer

Anthony F. Marone, Jr. has served as our Chief Financial Officer since March 2016, as our Treasurer since June 2022 and served as our principal accounting officer from 2013 to 2024. Mr. Marone is also a Managing Director of Blackstone and the Head of Real Estate Finance Americas. He also has served as the Chief Financial Officer of Blackstone Real Estate Income Trust, Inc. since March 2021 and Blackstone Private Real Estate Credit and Income Fund since February 2025. Before joining Blackstone in 2012, Mr. Marone was a Vice President and Controller of Capital Trust, Inc., the predecessor business to BXMT. Previously, Mr. Marone worked in the Real Estate Assurance practice of PricewaterhouseCoopers LLP. Mr. Marone received a B.S. and an M.B.A. from Rutgers University and is a Certified Public Accountant and Chartered Global Management Accountant.

Timothy Hayes has served as our Vice President, Shareholder Relations since February 2023 and is a principal of BREDS. Prior to joining Blackstone, Mr. Hayes worked as a sell-side equity analyst at BTIG from November 2020 to February 2022 and B. Riley FBR from July 2014 to October 2020, covering the real estate and mortgage finance sectors. He previously was an analyst at Edmunds White Partners, a small-cap investment advisor. Mr. Hayes received his B.S.B.A. from the Robins School of Business at the University of Richmond.

Scott Mathias has served as our Chief Compliance Officer and Secretary since April 2024. Mr. Mathias is also a Managing Director and Co-Chief Compliance Officer of Blackstone Real Estate and Chief Compliance Officer of our Manager. Prior to joining Blackstone in 2016, Mr. Mathias was an associate in the Private Funds group at Simpson Thacher & Bartlett LLP, where he advised and represented some of the largest and most well-known sponsors of private equity and hedge funds. Mr. Mathias received a BBA in Marketing and Psychology from the University of Wisconsin-Madison and a J.D. from New York University School of Law, where he graduated cum laude.

F. Austin Peña has served as our Executive Vice President, Investments since January 2022 and is a managing director of BREDS. Mr. Peña is responsible for overseeing our investment and capital allocation strategy. He has also been responsible for sourcing loans and other investments for the Company and other Blackstone-advised investment vehicles. Prior to joining Blackstone in 2013, Mr. Peña worked at Barclays in the Real Estate Investment Banking Group, where he was involved in advising REITs and other real estate companies on mergers, acquisitions, restructurings, and capital markets transactions. Mr. Peña previously held a similar role at Lehman Brothers. Mr. Peña graduated magna cum laude with a B.S. in Economics from the University of Pennsylvania.

Robert Sitman has served as our Managing Director, Head of Asset Management, since December 2020. Mr. Sitman is also a Managing Director and Global Head of Asset Management in BREDS. Since joining Blackstone in January 2014, Mr. Sitman has been involved in originating, structuring, executing and asset managing real estate debt investments across all asset types and geographies. Prior to joining Blackstone, Mr. Sitman was an associate in the Real Estate group of Fried, Frank, Harris, Shriver & Jacobson LLP, where he represented owners, developers, investors and lenders in commercial real estate transactions. Mr. Sitman received a B.A. in Political Science from the University of Michigan and a J.D. from Brooklyn Law School, where he graduated cum laude.

Marcin Urbaszek has served as our Deputy Chief Financial Officer and our principal accounting officer since January 2025. He is also a Managing Director in BREDS. Before joining Blackstone in 2024, he served as the Chief Financial Officer, Treasurer and Head of Investor Relations of Granite Point Mortgage Trust Inc. (NYSE: GPMT) since its inception in 2017. Mr. Urbaszek has over 20 years of corporate finance and strategic advisory experience, across roles in investment banking, capital markets and equity research, with over 15 years dedicated to financial institutions. Mr. Urbaszek received a B.B.A. in Finance from Zicklin School of Business, Bernard M. Baruch College, CUNY. Mr. Urbaszek is a CFA charterholder.

Compensation Committee Report

Our compensation committee has furnished the following report. The information contained in this “Compensation Committee Report” is not to be deemed “soliciting material” or “filed” with the SEC, nor is such information to be incorporated by reference into any future filings under the Securities Act of 1933, as amended, or the Exchange Act except to the extent that we specifically incorporate it by reference into such filings.

Our compensation committee has reviewed and discussed the “Compensation Discussion and Analysis” required by Item 402(b) of Regulation S-K of the Exchange Act with management.

Based on such review and discussions, our compensation committee recommended to our board of directors that the “Compensation Discussion and Analysis” be included in this proxy statement.

Submitted by the Compensation Committee of the Company’s Board of Directors:

Henry N. Nassau (Chair)

Leonard W. Cotton

Gilda Perez-Alvarado

Lynne B. Sagalyn

Executive Compensation

Compensation Discussion and Analysis

Our Compensation Discussion and Analysis describes our compensation program, objectives and policies for our Chief Executive Officer and Chief Financial Officer, our “named executive officers,” as such term is defined in Item 402(a) of Regulation S-K of the Exchange Act (our “Named Executive Officers”), for our fiscal year ended December 31, 2024 (“fiscal 2024”).

Our Named Executive Officers for fiscal 2024 were:

∎	Katharine A. Keenan, our President, Chief Executive Officer and Director; and

∎	Anthony F. Marone, Jr., our Chief Financial Officer, Treasurer and Assistant Secretary.

Overview of Compensation Program and Philosophy

We are externally managed and advised by our Manager pursuant to the Management Agreement and our Named Executive Officers do not receive cash compensation from us.

Our Manager is a part of Blackstone, which is the world’s largest alternative asset manager. Blackstone’s assets under management includes investment vehicles focused on private equity, real estate, public debt and equity, infrastructure, life sciences, growth equity, opportunistic, non-investment grade credit, real assets, and secondary funds, all on a global basis. Through its different businesses, Blackstone had total assets under management of over $1.1 trillion as of December 31, 2024. In connection with the performance of its duties, we believe our Manager benefits from the resources, relationships, and expertise of the 839 professionals in Blackstone Real Estate, which is the largest owner of commercial real estate globally with over 12,500 commercial assets and $315.4 billion of investor capital under management as of December 31, 2024. This includes the BREDS business, of which our Manager is a part, which had 172 dedicated professionals and $77.2 billion of investor capital as of December 31, 2024. Our Manager’s Investment Committee consists of, among others: (i) Kenneth Caplan, Co-Chief Investment Officer of Blackstone overseeing business areas including real estate; (ii) Kathleen McCarthy and Nadeem Meghji, Global Co-Heads of Blackstone Real Estate; (iii) Giovanni Cutaia, Global COO of Blackstone Real Estate and Global Head of Blackstone Real Estate Asset Management; (iv) Mr. Johnson, the Chair of the board of directors, who is also the Global Head of BREDS; and (v) Ms. Keenan, our Chief Executive Officer and a member of the board of directors, who is also the Global Co-Chief Investment Officer of BREDS.

Our Manager provides the day-to-day management of the Company’s operations. Our Chief Executive Officer and President, Chief Financial Officer, and our other senior officers are senior BREDS professionals, and we do not have any employees. Because our Management Agreement provides that our Manager is responsible for managing our affairs, our Named Executive Officers for fiscal year 2024 do not currently receive any cash compensation from us or any of our subsidiaries for serving as our Named Executive Officers. Additionally, the Management Agreement does not require our Named Executive Officers to dedicate a specific amount of time to fulfilling our Manager’s obligations to us under the Management Agreement and does not require a specified amount or percentage of the fees paid to the Manager to be allocated to our Named Executive Officers. Our Manager does not compensate our Named Executive Officers or any other employees of affiliates of our Manager specifically for services to us because these individuals also provide investment management and other services to other Blackstone-advised investment vehicles. As a result, our Manager has informed us that it cannot identify the portion of the compensation awarded to our Named Executive Officers by affiliates of our Manager that relates solely to our Named Executive Officers’ services to us. Accordingly, we are unable to provide complete compensation information for any of our Named Executive Officers, including our Chief Executive Officer, as the total compensation of our Named Executive Officers reflects the performance of all the investment vehicles for which they provide services, including, but not limited to, us.

For context of our Named Executive Officers’ compensation, affiliates of our Manager paid our Named Executive Officers aggregate base salary, cash bonus and Company incentive fee participation of $2.4 million during fiscal year 2024, which amount represented 3.0% of the management and incentive fees we paid to our Manager in 2024. This aggregate compensation amount excludes (i) incentive payments to our Named Executive Officers by affiliates of our Manager specifically related to the performance of other Blackstone-advised investment vehicles, (ii) equity grants of Blackstone common stock by affiliates of our Manager to our Named Executive Officers, and (iii) the compensation, disclosed in the Summary Compensation Table, paid by us directly to our Named Executive Officers during fiscal year 2024, including equity grants of our restricted class A common stock.

We do not determine the cash compensation payable by affiliates of our Manager to our Named Executive Officers. Affiliates of our Manager determine the salaries, bonuses and other wages earned by our Named Executive Officers from affiliates of our Manager. Affiliates of our Manager also determine whether and to what extent our Named Executive Officers will be provided with employee benefit plans. We do not have employment agreements with our Named Executive Officers, we do not provide pension or retirement benefits, perquisites or other personal benefits to our Named Executive Officers and we do not have arrangements to make payments to our Named Executive Officers upon their termination or in the event of a change in control of the Company.

Affiliates of our Manager compensate their employees, including our Named Executive Officers, in accordance with the Blackstone compensation philosophy. The compensation of senior employees at Blackstone, including our Named Executive Officers, is primarily composed of (a) annual cash bonus payments tied to Blackstone’s overall performance and the performance of the applicable business unit(s) in which such employee works, (b) performance interests (composed primarily of carried interest and/or incentive fee interests) tied to the performance of the investments made by the Blackstone-advised investment vehicles in the business unit in which such employee works or for which he or she has responsibility, including the Company and (c) deferred equity awards reflecting the value of Blackstone’s common stock and/or our class A common stock. Base salary, which is the fixed element of Blackstone’s senior employee compensation philosophy, generally represents a significantly lesser component of an employee’s total compensation. Blackstone believes that the appropriate combination of annual cash bonus payments and performance interests or deferred equity awards encourages senior employees, including our Named Executive Officers, to focus on the underlying performance of their investments, as well as the overall performance of the firm and the Company. To that end, the primary form of compensation to Blackstone’s senior employees, including our Named Executive Officers, is variable, performance-based compensation. For 2024, our Named Executive Officers’ compensation from Blackstone, in the aggregate, was apportioned 26.7% to fixed compensation and 73.3% to performance-based compensation.

While we may not pay our Named Executive Officers any cash compensation, we pay our Manager the management and incentive fees described under the heading “Transactions With Related Persons, Promoters and Certain Control Persons — Agreements with Blackstone” and, in the discretion of the compensation committee, we may also grant our Manager and our Named Executive Officers equity awards pursuant to our equity compensation plans. The management and incentive fees compensate our Manager for the services that it provides to the Company and the equity grants serve to further align the interests of our Manager and our Named Executive Officers with those of the Company and mitigate the possibility of excessive risk taking. As of December 31, 2024, our consolidated balance sheet included $18.5 million of accrued management fees payable to our Manager. During the year ended December 31, 2024, we paid $82.6 million of management and incentive fees to our Manager. In addition, during the year ended December 31, 2024, we incurred expenses of $1.6 million that were paid by our Manager and have been reimbursed by us.

The corporate governance committee evaluates the performance of our Manager on an annual basis, in light of the goals and objectives of the Company and the terms of the Management Agreement, and reports its views regarding the performance of our Manager to the board of directors. The board of directors reviews the Company’s long-term strategic plan and the fundamental factors affecting the Company’s successful operation of its business, including the management and performance of the Company’s business in light of the goals and objectives of the Company and the terms of the Management Agreement during at least one meeting a year.

Role of Compensation Committee

Currently, we do not have any employees and our Named Executive Officers do not receive any cash compensation from us or any of our subsidiaries for serving as executive officers. Accordingly, our compensation committee does not currently make any recommendations regarding the base salaries and target bonus levels of our Named Executive Officers. Our compensation committee reviews and approves the equity-based awards to be paid or made by us to our Named Executive Officers based on recommendations from the Company’s Chief Executive Officer and outside compensation consultants. The compensation committee also assesses risk and incentive considerations when determining to grant equity awards to the Manager.

Role of Compensation Consultant

In 2024, the compensation committee engaged the services of a compensation consultant, FPL Associates, L.P. (“FPL”), to review and advise the compensation committee regarding the size of the Company’s equity award pool for 2024. The compensation committee has reviewed FPL’s independence and determined that FPL is independent under NYSE rules and that FPL’s work for the compensation committee did not raise any conflict of interest pursuant to NYSE rules.

Role of Executive Officers

The compensation committee is responsible for approving compensation by us for our Named Executive Officers. Our Chief Executive Officer annually reviews the financial performance of the Company, current market conditions and the performance of each executive officer of the Company and based on these reviews, provides a recommendation regarding the appropriate equity-based grants, if any, to be presented to the compensation committee for approval.

Say-On-Pay Vote

At our 2024 annual meeting of stockholders, we provided our stockholders with the opportunity to vote to approve, on a non-binding advisory basis, the compensation of our Named Executive Officers. Approximately 95% of the votes cast at our 2024 annual meeting of stockholders voted to approve our executive compensation as described in our proxy statement for the 2024 annual meeting of stockholders. The compensation committee reviewed the results of this advisory “say-on-pay” vote and considered it in determining specific award amounts granted to our Named Executive Officers for 2024. The compensation committee will also carefully consider future stockholder votes on this matter, along with other expressions of stockholder views it receives on specific policies and desirable actions.

Equity-Based Compensation

The compensation committee may, from time to time pursuant to the Blackstone Mortgage Trust, Inc. Stock Incentive Plan (the “Stock Plan”), grant our Named Executive Officers equity-based awards, including stock options, restricted shares of our class A common stock, restricted stock units, stock appreciation rights and other equity-based awards. These awards are designed to align the interests of our Named Executive Officers with those of our stockholders, by allowing our Named Executive Officers to share in the creation of value for our stockholders through capital appreciation and dividends. These equity awards are generally subject to vesting requirements over a number of years, and are designed to promote the retention of management and achievement of strong performance for the Company.

These awards provide a further benefit to us by enabling our Manager to attract, motivate and retain talented individuals to serve as our executive officers. The compensation committee reviews the recommendations from the Company’s Chief Executive Officer and outside compensation consultants in determining the appropriate size of the equity award for each executive officer. These recommendations take into account the financial performance of the Company during the prior fiscal year, current market conditions, the performance of each executive officer and the desire to continue to align the interests of each of our executive officers with our stockholders.

In 2024, the compensation committee considered a number of individual performance factors that are described below in determining the size of the equity awards granted to each of our Named Executive Officers. There was no specific numerical value given to any individual factor and each factor was considered in light of the other factors noted along with any additional information available to the compensation committee at the time, including market conditions in general. The compensation committee applied its business judgment in assessing the extent to which each Named Executive Officer met his or her objectives. The key factors that the compensation committee considered in making its determination with respect to Ms. Keenan were her performance as Chief Executive Officer and President of the Company, her role in overseeing the financial performance and investing activity of the Company, and her leadership in regard to the strategic direction of the Company, particularly given the challenging macroeconomic environment. The key factors that the compensation committee considered in making its determination with respect to Mr. Marone were his performance as Chief Financial Officer of the Company, and his leadership and oversight of its finance, treasury, and operations functions.

After completing its review of the recommendation of the Chief Executive Officer, the financial performance of the Company, market conditions and the achievement of the individual performance factors of each Named Executive Officer, in December 2024, the Company granted 51,850 restricted shares of class A common stock to Ms. Keenan and 12,000 restricted shares of class A common stock to Mr. Marone, which in each case vest (i) with respect to one-sixth
of the award, on the date that is six months and one day after the date of grant (the “Initial Vesting Date”), and (ii) with respect to the remainder of the award, in equal quarterly installments over ten quarters after the Initial Vesting Date.
During 2018, the compensation committee adopted a retirement vesting policy with respect to equity awards. Specifically, as the Stock Plan provides for the forfeiture of the unvested portion of an award upon a participant’s (as defined in the Stock Plan) termination of employment, the compensation committee determined to adopt a retirement vesting policy to encourage and reward our executives’ continued focus and energy as they near retirement. Under the retirement vesting policy, the compensation committee may, on a case-by-case
basis, allow participants whose termination of employment would constitute a retirement (as defined below) to retain up to 50% of the unvested portion of the equity awards held by such participant at retirement and allow such portion to continue to vest pursuant to the original vesting terms and over the original vesting periods set forth in the applicable award agreements, regardless of the participant’s termination of employment. The compensation committee has delegated the responsibility and authority of determining whether a termination of employment qualifies as a retirement under the policy to the Chief Executive Officer (with respect to all participants other than the Chief Executive Officer herself) and to select which individuals may participate in the retirement vesting policy. With respect to the Chief Executive Officer, the compensation committee has delegated the authority of determining whether her termination of employment qualifies as a retirement under the policy to the Company’s Chair.
A termination of employment constitutes “retirement” for purposes of the retirement vesting policy if such termination is other than for Cause or on account of death or Disability (as defined in the Stock Plan) and, at the time of such termination, (1) the participant has reached age 65 and has at least five full years of service with the Company and its Affiliates (as defined in the Stock Plan), including the Manager, or (2) the participant’s age plus years of service totals at least 65, the participant has reached age 55 and the participant has had a minimum of five years of service.
Policies and Practices Related to the Timing of Equity Awards
Our executive compensation program has not historically included awards of stock options. Accordingly, we have no policy, program, practice, or plan pertaining to the timing of stock option grants with respect to the release of material non-public
information. We also have not timed the release of material
non-public
information for the purpose of affecting the value of executive compensation.
Hedging and Other Transactions Prohibited
Under our Securities Trading Policies and Procedures, directors, officers and employees, if any, of the Company, officers and personnel of our Manager, and officers and employees of Blackstone are prohibited from engaging in transactions in our securities that are inconsistent with a long-term investment in our Company. These transactions include any trading activity designed to profit from fluctuations in the price of these securities, such as “day trading” and arbitrage trading, short sales and buying on margin. Our Securities Trading Policies and Procedures also prohibits the use of forward contracts, equity swaps, collars, exchange funds, puts, calls, options and other derivative securities or any instruments designed to increase in value as a result of, or hedge or offset any decrease in, the market value of our securities.

Summary Compensation Table

For the year ended December 31, 2024, we did not provide any of our Named Executive Officers with any cash compensation or bonus. The following table sets forth for the year indicated the annual compensation of our Named Executive Officers:

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(1)	Stock Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)(1)	Total ($)

Katharine A. Keenan Chief Executive Officer, President and Director	2024	—	—	990,854	—	—	990,854
	2023	—	—	1,167,400	—	—	1,167,400
	2022	—	—	1,284,920	—	—	1,284,920

Anthony F. Marone, Jr. Chief Financial Officer, Treasurer and Assistant Secretary	2024	—	—	229,320	—	—	229,320
	2023	—	—	269,400	—	—	269,400
	2021	—	—	296,520	—	—	296,520

(1)	The Named Executive Officers are employees of affiliates of our Manager and are not paid cash compensation by us.
(2)

The amounts reported in the “Stock Awards” column represent the aggregate grant date fair value of awards of restricted shares of class A common stock calculated under the Financial Accounting Standard Board’s Accounting Codification Topic 718 (“ASC Topic 718”). Under ASC Topic 718, the grant date fair value is calculated using the closing market price of our class A common stock on the date of grant.

Grants of Plan Based Awards in 2024

The following table provides information regarding restricted stock awards granted to our Named Executive Officers under the Stock Plan during the year ended December 31, 2024.

Name	Grant Date	All Other Stock Awards: Number of Shares of Stock or Units (#)(1)	Grant Date Fair Value of Stock and Option Awards ($)(2)

Katharine A. Keenan	12/15/2024	51,850	990,854

Anthony F. Marone, Jr.	12/15/2024	12,000	229,320

(1)	Consists of restricted stock awards granted in 2024 under our Stock Plan.
(2)

Represents the grant date fair value of restricted stock awards granted in 2024 computed in accordance with ASC Topic 718, without taking into account estimated forfeitures. The grant date fair value is calculated using the closing market price of our class A common stock on the date of grant.

Outstanding Equity Awards at December 31, 2024

The following table provides information regarding outstanding equity awards of the Named Executive Officers as of December 31, 2024.

		Stock Awards

	Grant Date	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)

Katharine A. Keenan	12/15/2024	51,580	902,709
	12/15/2023	34,666	605,535
	11/28/2022	17,333	301,768

Anthony F. Marone, Jr.	12/15/2024	12,000	208,920
	12/15/2023	8,000	139,280
	11/28/2022	4,000	69,640

(1)

Each grant vests (i) with respect to one-sixth of the award, on the Initial Vesting Date; and (ii) with respect to the remainder of the award, in equal quarterly installments over ten quarters after the Initial Vesting Date.

(2)	The amount reported in this column is based on a closing price of $17.41 per share of class A of common stock on December 31, 2024.

Option Exercises and Stock Vested in 2024

The following table provides information regarding the vesting of restricted stock held by our Named Executive Officers during the year ended December 31, 2024.

	Stock Awards

Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting(1) ($)

Katharine A. Keenan	52,001	963,753

Anthony F. Marone, Jr.	11,834	219,312

(1)

The value realized on vesting is based on the closing price on the NYSE of our class A common stock on the vesting date. If vesting occurs on a day on which the NYSE is closed, the value realized on vesting is based on the closing price on the last trading day prior to the vesting date.

Pay Ratio Disclosure

SEC rules require U.S. publicly-traded companies to disclose the ratio of their Chief Executive Officer’s compensation to that of their median employee. Disclosure pursuant to such rules is not included herein because we do not have any employees.

Pay Versus Performance Disclosure
The Compensation Discussion and Analysis section of this proxy statement describes our compensation program, objectives and policies for our Chief Executive Officer and other Named Executive Officers for the 2024 performance year. As required by Item 402(v) (the “Rule”) of Regulation
S-K,
the following sets forth information regarding compensation of our principal executive officer (the “PEO), and our other non-PEO
Named Executive Officers. In accordance with the Rule, the table below and the discussion that follows includes an amount referred to as “compensation actually paid” as defined in Item 402(v)(2)(iii). The calculation of this amount includes, among other things, the revaluation of unvested and outstanding equity awards. In accordance with the Rule, the revaluation of stock awards includes, as applicable:

∎	the year-end fair value of the awards granted in the covered fiscal year (e.g., 2024) that are outstanding and unvested as of the end of the covered fiscal year;

∎
the change in fair value from the end of the prior fiscal year (e.g., 2023) to the end of the covered fiscal year with respect to any awards granted in prior years that are outstanding and unvested as of the end of the covered fiscal year;

∎	the fair value, as of the vesting date, of any awards that were granted and vested in the same covered year;

∎
the change in fair value from the end of the prior fiscal year to the vesting date or forfeiture date with respect to any awards granted in prior years that vested or failed to vest, as applicable, in the covered fiscal year; and

∎
the dollar value of any dividends or other earnings paid on awards in the covered fiscal year prior to the vesting date that are not otherwise included in the total compensation for the covered fiscal year.

Year	Summary Compensation Table Total for Katharine A. Keenan (1) ($)	Compensation Actually Paid to Katharine A. Keenan (2) ($)	Summary Compensation Table Total for Stephen D. Plavin (1) ($)	Compensation Actually Paid to Stephen A. Plavin ($)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers (3),(4) ($)	Average Compensation Actually Paid to Non-PEO Named Executive Officers (3),(4),(5) ($)	Value of Initial Fixed $100 Investment Based On: (6)		Net Income (8) ($ in millions)	Distributable Earnings (9) ($ in millions)
							Total Shareholder Return ($)	Peer Group Total Shareholder Return (7) ($)

2024	990,854	762,181	—	—	229,320	176,681	78	80	(204.1)	(5.5)

2023	1,167,400	1,293,085	—	—	269,400	299,595	85	80	246.6	526.3

2022	1,284,920	761,432	—	—	148,260	(325,341)	75	69	248.6	489.8

2021	1,620,840	1,860,444	—	457,734	483,135	637,264	99	94	419.2	396.7

2020	—	—	928,556	130,062	811,124	470,503	82	81	137.7	352.0

(1)
The dollar amounts reported in this column are the amounts of total compensation reported for Ms. Keenan for 2024, 2023, 2022 and 2021, and Stephen D. Plavin for 2021 and 2020, who served as our Chief Executive Officer, for the applicable corresponding year as reported in the “Total” column of the “Summary Compensation Table” for such corresponding year’s proxy statement. Mr. Plavin resigned as Chief Executive Officer of the Company effective June 30, 2021 and did not receive any compensation from the Company in 2021, 2022, 2023 or 2024 for service as an officer of the Company as reported in the Summary Compensation Table. For 2021, only that portion of Mr. Plavin’s compensation that was earned or paid to him in connection with his role as CEO of the Company and relating to his previously granted equity awards is included in the calculation of “compensation actually paid” to Mr. Plavin.

(2)
In accordance with the requirements of Item 402(v)(2)(iii) of Regulation
S-K,
the following adjustments were made to the amounts reported for Ms. Keenan as Chief Executive Officer in the Summary Compensation Table. Importantly, the dollar amounts do not reflect the actual amount of compensation earned by, or paid to, our Chief Executive Officer during the applicable year.

Description	2024 ($)

Reported Summary Compensation Total	990,854

Value of Stock Awards Reported in the Summary Compensation Table Deduction	(990,854)

Stock Awards Adjustment (a)	762,181

Compensation Actually Paid	762,181

(a)	The amounts added or deducted in calculated stock award adjustments include:

Year	Year End Fair Value of Unvested Equity Awards Granted in the Covered Year	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Value of Dividends or other Earnings Paid on Stock Awards not Otherwise Reflected in Fair Value or Total Compensation	Total Stock Award Adjustments

2024	902,709	(200,716)	—	(142,308)	—	202,496	762,181

(3)
The dollar amounts reported in this column represent the average of the total amounts reported for our other named executive officers in the “Total” column of the “Summary Compensation Table” in the corresponding year’s proxy statement as follows:

2020: Ms. Keenan, Douglas N. Armer and Mr. Marone
2021: Messrs. Armer and Marone. Ms. Keenan, whose 2021 compensation is included in the PEO column, is excluded from this calculation.
2022: Messrs. Armer and Marone
2023: Mr. Marone
2024: Mr. Marone

(4)
In accordance with the requirements of Item 402(v)(2)(iii) of Regulation
S-K,
when calculating the “average compensation actually paid” for our other named executive officers the following adjustments were made to the amounts reported in the Summary Compensation Table. Importantly, the dollar amounts do not reflect the actual average amount of compensation earned by, or paid to, our other named executive officers as a group during the applicable year.

Description	2024 ($)

Reported Summary Compensation Total	229,320

Value of Stock Awards Reported in the Summary Compensation Table Deduction	(229,320)

Stock Awards Adjustment (a)	176,681

Compensation Actually Paid	176,681

(a)	The amounts added or deducted in calculated stock award adjustments include:

Year	Year End Fair Value of Unvested Equity Awards Granted in the Covered Year	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Value of Dividends or other Earnings Paid on Stock Awards not Otherwise Reflected in Fair Value or Total Compensation	Total Equity Award Adjustments

2024	208,920	(46,320)	—	(32,397)	—	46,478	176,681

(5)
When calculating amounts of “compensation actually paid” for purposes of this table, the fair value of awards of restricted shares of class A common stock calculated under the Financial Accounting Standard Board’s ASC Topic 718. Under ASC Topic 718, the grant date fair value is calculated using the closing market price of our class A common stock on the date of grant. Adjustments have been made using the stock price as of year-end
and as of each vesting date, as applicable.

(6)
Total shareholder return as calculated based on a fixed investment of one hundred dollars measured from the market close on December 31, 2019 (the last trading day of 2019) through and including the end of the fiscal year for each year reported in the table as required by the Rule.

(7)
Total shareholder return for the group of companies included in the FTSE NAREIT Mortgage REITs Index, which is the industry peer group we use for purposes of Item 201(e) of Regulation
S-K.
We used the Bloomberg REIT Mortgage Index in fiscal year 2024 to measure peer group total shareholder return. Because the Bloomberg REIT Mortgage Index was discontinued on February 29, 2024, we have changed the published industry index we use to measure peer group total shareholder return to the FTSE NAREIT Mortgage REITS Index. Assuming a $100 investment on December 31, 2019, the cumulative total shareholder return for the Bloomberg REIT Mortgage Index for the period from December 31, 2019 to

February 29, 2024, the date such index was discontinued, was $74.90. Assuming the $100 investment on December 31, 2019, the cumulative total shareholder return for the period from December 31, 2019 to December 31, 2024 for the Company and the FTSE NAREIT Mortgage REITs Index was $78.49 and $79.62, respectively.
(8)	Represents net income attributable to Blackstone Mortgage Trust.
(9)
For purposes of the Rule, we have identified Distributable Earnings as our Company-Selected Metric. We define Distributable Earnings as GAAP net income (loss), including realized gains and losses not otherwise recognized in current period GAAP net income (loss), and excluding
(i) non-cash
equity compensation expense, (ii) depreciation and amortization, (iii) unrealized gains (losses), and (iv) certain non-cash
items. Distributable Earnings may also be adjusted from time to time to exclude one-time
events pursuant to changes in GAAP and certain other
non-cash
charges as determined by our Manager, subject to approval by a majority of our independent directors. Distributable Earnings mirrors the terms of our Management Agreement for purposes of calculating our incentive fee expense. Although Distributable Earnings is one important financial performance measure, among others, that the compensation committee considers when making compensation decisions with the intent of aligning compensation with Company performance, the compensation committee has not historically and does not currently evaluate ‘compensation actually paid’ as calculated pursuant to Item 402(v)(2) as part of its executive compensation determinations; accordingly, the compensation committee does not actually use any financial performance measure specifically to link executive compensation “actually paid” to Company performance.

Description of Relationships Between Pay and Performance
Total Shareholder Return
The following charts show the relationship between (1) the compensation actually paid to our PEO and the average compensation actually paid to the non-PEO
named executive officers
(“Other-NEO”)
(each as calculated pursuant to Item 402(v)(2)(iii) of Regulation
S-K)
and (2) the cumulative total shareholder return of the Company for its last three completed fiscal (calendar) years. The charts also provide a comparison of the Company’s Total Shareholder Return (“TSR”) to the Compensation Comparison Group (“CCG”) total shareholder return for the four-year period.

Net Income and Distributable Earnings
The following charts show the relationship between (1) the compensation actually paid to our PEO and the average compensation actually paid to the Other-NEOs (each as calculated pursuant to Item 402(v)(2)(iii) of Regulation
S-K)
and (2) both the net income and Distributable Earnings of the Company for the last four fiscal years.

Tabular List of Financial Performance Measures
For purposes of the Rule, we have identified the following performance measures, which the compensation committee considered, among
others, when making executive compensation decisions for performance year 2024, in response to the Tabular List disclosure requirement pursuant to Item 402(v)(6) of Regulation
S-K.

∎	Company TSR

∎	Net Income

∎	Distributable Earnings
As noted above, however, the compensation committee has not historically and does not currently evaluate “compensation actually paid” as calculated pursuant to Item 402(v)(2) as part of its executive compensation determinations; accordingly, the compensation committee does not actually use any financial or non-financial
performance measure specifically to link executive compensation “actually paid” to Company performance.
Non-Employee
Director Compensation
During 2024 our
non-employee
directors earned (i) an annual cash retainer of $95,000 payable in quarterly installments in arrears and (ii) a $115,000 annual award of the Company’s deferred stock units or restricted stock, as applicable, granted immediately upon the 2024 annual meeting. The award vests in full on the date of the Company’s annual meeting that occurs in the year immediately following the year of the grant and is settled upon the non-employee
director’s “separation from service” (as defined in Treas.
Reg. 1.409A-1(h))
with the Company by delivering to the
non-employee
director one share of class A common stock for each deferred stock unit settled. The number of units was based upon the closing stock price on the grant date. In addition, the lead independent director receives $30,000 per annum, the chairperson of the audit committee receives $20,000 per annum, the chairperson of our compensation committee receives $15,000 per annum, and the chairperson of the corporate governance committees receives $10,000 per annum. The members of the audit committee receive an additional annual cash retainer of $10,000 and the members of the investment and risk management committee receive an additional annual cash retainer of $7,500. All retainers are payable in four quarterly cash installments. All directors are also reimbursed for travel expenses incurred in attending board and committee meetings.
Ms. Keenan and Mr. Johnson did not receive compensation for their services as directors during 2024.

The following table sets forth the compensation paid by us to our non-employee directors for the fiscal year ended December 31, 2024:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(8)	Total ($)

Leonard W. Cotton(1)	118,811	115,000	233,811

Thomas E. Dobrowski(2)	112,500	115,000	227,500

Timothy S. Johnson	—	—	—

Katharine A. Keenan	—	—	—

Nnenna Lynch(3)	112,500	115,000	227,500

Michael B. Nash(4)	95,000	169,358	264,358

Henry N. Nassau(5)	120,000	115,000	235,000

Gilda Perez-Alvarado(6)	100,291	115,000	215,291

Lynne B. Sagalyn(7)	115,000	115,000	230,000

(1)

Mr. Cotton’s $6,311 lead independent director fee (for the period from October 16, 2024, the date of his election as lead independent director, through December 31, 2024), $10,000 audit committee fee and $7,500 investment risk management committee fee were paid in cash and his director compensation was paid 45% ($95,000) in cash and 55% ($115,000) in restricted stock under our Stock Plan.

(2)

Mr. Dobrowski’s $10,000 audit committee fee and his $7,500 investment risk management committee fee were paid in cash and his director compensation was paid 45% ($95,000) in cash and 55% ($115,000) in restricted stock under our Stock Plan. Mr. Dobrowski resigned from the board of directors effective January 15, 2025.

(3)

Ms. Lynch’s $10,000 audit committee fee and her $7,500 investment risk management committee fee were paid in cash and her director compensation was paid 45% ($95,000) in cash and 55% ($115,000) in stock units under our Stock Plan.

(4)	Mr. Nash’s director compensation was paid 36% ($95,000) in cash and 64% ($169,358) in restricted stock under our Stock Plan.
(5)

Mr. Nassau’s $15,000 compensation committee chairperson fee and his $10,000 corporate governance committee chairperson fee were paid in cash, and his director compensation was paid 45% ($95,000) in cash and 55% ($115,000) in restricted stock under our Stock Plan.

(6)

Ms. Perez-Alvarado’s $5,291 investment risk management committee fee (for the period from April 17, 2024, the date of her appointment to the investment risk management committee, through December 31, 2024) was paid in cash and her director compensation was paid 45% ($95,000) in cash and 55% ($115,000) in restricted stock under our Stock Plan.

(7)	Dr. Sagalyn’s $20,000 audit committee chairperson fee was paid in cash and her director compensation was paid 45% ($95,000) in cash and 55% ($115,000) in restricted stock under our Stock Plan.
(8)

Amounts are based on the aggregate grant date fair value as determined in accordance with ASC Topic 718 using the closing market price of our class A common stock on the date of grant. Amounts shown in this column do not reflect 51,850 shares of restricted stock granted to Ms. Keenan and 49,850 shares of restricted stock granted to Mr. Johnson, pursuant to our Stock Plan as those awards were not made to them in compensation for their service as directors. Amounts shown in this column for each of Messrs. Cotton, Dobrowski, Nash and Nassau, Mses. Lynch and Perez-Alvarado and Dr. Sagalyn reflect 6,378 unvested deferred stock units or restricted stock outstanding, as applicable, as of December 31, 2024 that vest in full on the date of the annual meeting. For Mr. Nash, this amount also includes 3,014 shares of restricted stock that vested immediately upon issuance on June 21, 2024 with respect to his service as a director for the period from January 1, 2024 (the day after the date of his retirement from Blackstone) and June 21, 2024 (the date of the 2024 annual meeting). Prior to Mr. Dobrowski’s retirement and resignation from the board of directors effective January 15, 2025, 6,378 shares of restricted stock units were accelerated to vest on January 2, 2025, in consideration of Mr. Dobrowski’s long service on the board of directors.

Non-Employee Director Stock Ownership Policy

The board of directors has adopted a stock ownership policy for our non-employee directors in order to better align our non-employee directors’ financial interests with those of our stockholders by requiring such directors to own a minimum level of our stock. Each of our directors who is not employed by us, our Manager or any of its affiliates is required to own shares in an amount equal to five times his or her annual cash retainer within five years of becoming subject to the policy. All of our non-employee directors are in compliance with the stock ownership policy.

Security Ownership of Certain Beneficial Owners and Management

As of April 14, 2025, there were a total of 171,579,492 shares of our class A common stock issued and outstanding. The following table sets forth as of April 14, 2025, certain information with respect to the beneficial ownership of our class A common stock, by:

∎	each person known to us to be the beneficial owner of more than 5% of our outstanding class A common stock;

∎	each director and Named Executive Officer; and

∎	all of our directors and executive officers as a group.

Such information (other than with respect to our directors and executive officers) is based on a review of statements filed with the SEC pursuant to Sections 13(d), 13(f) and 13(g) of the Exchange Act with respect to our class A common stock.

Name of Beneficial Owner	Number of Shares Beneficially Owned(1)	Percentage of Shares Beneficially Owned(1)

Greater than 5% Owner
BlackRock, Inc.(2)	29,133,668	16.98%
The Vanguard Group(3)	18,324,010	10.68%
Blackstone Inc.(4)	8,601,492	5.01%

Named Executive Officers and Directors
Leonard W. Cotton(5)	76,426	*
Timothy S. Johnson(6)	473,101	*
Katharine A. Keenan(6)	246,172	*
Michael B. Nash	545,847	*
Henry N. Nassau(7)	170,429	*
Gilda Perez-Alvarado	14,079	*
Anthony F. Marone, Jr(6)	66,107	*
Nnenna Lynch(8)	18,590	*
Lynne B. Sagalyn(9)	144,714	*
All executive officers and directors as a group (9 persons)	1,755,465	1.02%

*	Represents less than 1%.
(1)

The number of shares are those beneficially owned, as determined under the rules of the SEC, and such information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which a person has sole or shared voting power or investment power and any shares which the person has the right to acquire within 60 days through the exercise of any option, warrant or right, through conversion of any security or pursuant to the automatic termination of a power of attorney or revocation of a trust, discretionary account or similar arrangement. Percentages are calculated in accordance with applicable SEC rules and are based on the number of shares issued and outstanding on April 14, 2025.

(2)

Based solely on information contained in a Schedule 13G/A filed with the SEC on January 22, 2024 by BlackRock, Inc. in which BlackRock, Inc. reported that it has sole dispositive power over 29,133,668 shares of our class A common stock and sole voting power over 29,065,067 shares of our class A common stock held by BlackRock Life Limited, BlackRock Advisors, LLC, Aperio Group, LLC, BlackRock (Netherlands) B.V., BlackRock Fund Advisors, BlackRock Institutional Trust Company, National Association, BlackRock Asset Management Ireland Limited, BlackRock Financial Management, Inc., BlackRock Asset Management Schweiz AG, BlackRock Investment Management, LLC, BlackRock Investment Management (UK) Limited, BlackRock Asset Management Canada Limited, BlackRock Investment Management (Australia) Limited, BlackRock Fund Managers Ltd. BlackRock, Inc. reported that BlackRock Fund Advisors beneficially owns 5% or greater of the outstanding shares of our class A common stock. The address for BlackRock, Inc. is 50 Hudson Yards, New York, NY 10001.

(3)

Based solely on information contained in a Schedule 13G/A filed with the SEC on February 13, 2024 by The Vanguard Group, Inc. in which The Vanguard Group, Inc. reported that it has sole dispositive power over 18,030,579 shares of our class A common stock, shared dispositive power over 293,431 shares of our class A common stock, sole voting power over zero shares of our class A common stock and shared voting power over 112,789 shares of our class A common stock. The Vanguard Group, Inc.’s clients, including investment companies registered under the Investment Company Act of 1940 and other managed accounts, have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the securities reported herein. The address for The Vanguard Group, Inc. is 100 Vanguard Blvd., Malvern, PA 19355.

(4)

Includes 8,234,581 shares of our class A common stock held directly by the Manager (including 1,320,898 restricted shares subject to vesting pursuant to the terms of the Blackstone Mortgage Trust, Inc. Manager Incentive Plan) and 380,680 shares of our class A common stock held directly by Stephen A. Schwarzman (including 103,946 restricted shares subject to vesting pursuant to the Stock Plan) and Blackstone Inc. may be deemed to indirectly beneficially own an additional 366,911 shares of class A common stock held in a separately managed account over which it may be deemed to have indirect voting and dispositive power. The sole holder of the Series II preferred stock of Blackstone Inc. is Blackstone Group Management L.L.C. Blackstone Group Management L.L.C. is wholly owned by Blackstone Inc.’s senior managing directors and controlled by its founder, Stephen A. Schwarzman. The Manager is an indirect subsidiary of Blackstone Inc. Mr. Schwarzman and each of the Blackstone entities described in this footnote (the “Blackstone Entities”) disclaim beneficial ownership of such shares of class A common stock except to the extent they directly hold these shares. The address for each of the Blackstone Entities and Mr. Schwarzman is c/o The Blackstone Group L.P., 345 Park Avenue, New York, NY 10154.

(5)	Includes 59,136 shares obtainable upon conversion of vested stock units.
(6)

Each of Ms. Keenan and Messrs. Johnson and Marone is an employee of Blackstone but does not have voting or investment power over the shares of class A common stock beneficially owned by any of the Blackstone Entities.

(7)	Includes 98,275 shares obtainable upon conversion of vested stock units.
(8)	Includes 18,590 shares obtainable upon conversion of vested stock units.
(9)	Includes 127,177 shares obtainable upon conversion of vested stock units.

Transactions with Related Persons, Promoters and Certain Control Persons

Agreements with Blackstone

On December 19, 2012, pursuant to the Purchase and Sale Agreement by and between us and Huskies Acquisition LLC (as amended, the “Purchase Agreement”), and an Assignment Agreement, dated as of December 19, 2012, by and among us, Huskies Acquisition LLC and Blackstone Holdings III L.P. (“Holdings III”), affiliates of Blackstone, we completed the sale of our investment management and special servicing business. In accordance with the Purchase Agreement, Blackstone has the right to designate two members to our board of directors until such time as Blackstone and its affiliates own fewer than 250,000 shares of our class A common stock. The Purchase and Sale Agreement also requires Blackstone’s consent for the number of directors constituting our board of directors to exceed nine members.

Pursuant to the terms of the registration rights agreement we entered into pursuant to the Purchase Agreement, Holdings III or our Manager or their permitted transferees may require us to prepare and file a shelf registration statement relating to the resale of all shares of class A common stock currently held or later acquired by them or their permitted transferees and under certain circumstances they may require us to file up to four resale registration statements on demand and provide unlimited “piggyback” rights with respect to the resale of such shares (subject to certain cutback and other provisions).

Pursuant to the terms of the Purchase Agreement, we entered into a management agreement with our Manager (which was subsequently amended and superseded by the Management Agreement), pursuant to which we are externally managed by our Manager. The Management Agreement requires our Manager to manage our investments and our day-to-day business and affairs in conformity with our investment guidelines and other policies that are approved and monitored by our board of directors. The current term of the Management Agreement expires on December 19, 2025, and will be automatically renewed for a one-year term upon such date and each anniversary thereafter unless earlier terminated.

Pursuant to the terms of the Management Agreement, our Manager is entitled to receive from us a base management fee payable in cash quarterly in arrears with respect to each calendar quarter in an amount equal to the greater of (i) $250,000 per annum and (ii) 1.50% per annum of our Equity (as defined in the Management Agreement), and, if earned, certain quarterly incentive compensation. We are also required to reimburse our Manager for certain expenses incurred on our behalf during any given year. So long as the Management Agreement remains in effect, we are required to continue to make quarterly payments of the base management fee and, if applicable, incentive compensation to the Manager and to reimburse the Manager for certain expenses. See Notes 16 and 21 to our consolidated financial statements in our 2024 Annual Report on Form 10-K filed with the SEC on February 12, 2025 for additional details. Our relationship with our Manager and its affiliates subjects us to various risks, including without limitation risks related to conflicts of interest. See “Risks Related to Our Relationship with Our Manager and its Affiliates” in Part I. Item 1A. Risk Factors in our 2024 Annual Report on Form 10-K filed with the SEC on February 12, 2025.

As of March 31, 2025, our consolidated balance sheet included $17.2 million of accrued management fees payable to our Manager and no accrued incentive fees. During the year ended December 31, 2024, we paid aggregate management and incentive fees of $82.6 million. During the three months ended March 31, 2025, we paid aggregate management fees of $18.5 million. In addition, during the year ended December 31, 2024 and the three months ended March 31, 2025, we incurred expenses of $1.6 million and $264,000, respectively, that were paid by our Manager and have been or will be reimbursed by us. In addition, during the year ended December 31, 2024, we granted 652,537 shares of restricted stock to our Manager under the Blackstone Mortgage Trust, Inc. Manager Incentive Plan.

We have entered into a trademark license agreement with an affiliate of Blackstone pursuant to which it has granted us a fully paid-up, royalty-free, non-exclusive, non-transferable license to use the names “Blackstone Mortgage Trust, Inc.” and “BXMT.” Under this agreement, we have a right to use these names for so long as our Manager (or another affiliate of Blackstone that serves as the licensor) serves as our Manager (or another managing entity) and our Manager remains an affiliate of the licensor under the trademark license agreement. We do not make any payments under this agreement.

As of March 31, 2025, our Manager held 1,211,048 shares of unvested restricted class A common stock, which had an aggregate grant date fair value of $25.4 million. These shares vest in installments over three years from the date of issuance. During the year ended December 31, 2024 and the three months ended March 31, 2025 we recorded non-cash expenses related to shares held by our Manager of $16.6 million and $3.6 million, respectively.

Affiliate Services

We have engaged certain portfolio companies owned by Blackstone-advised investment vehicles to provide management, operational and corporate support services. The following table details the costs incurred (refunded) for these services ($ in thousands):

		Year Ended December 31,	Three Months Ended March 31,

	Asset Class	2024	2025

Revantage Corporate Services, LLC and Revantage Global Services Europe S.à r.l.(1)	n/a	$1,270	$(38)

EQ Management, LLC(2)	Office	796	575

LivCor, LLC(2)	Multifamily	59	159

BRE Hotels & Resorts, LLC(2)	Hospitality	—	489

Total		$2,125	$1,185

(1)	As applicable, provides management, operational and corporate support services to certain of our investments directly.
(2)	As applicable, provides management, operational and corporate support services to certain of our real estate owned (“REO”) assets directly.

We have engaged affiliates of our Manager to provide various services noted below. The following table details the costs incurred for these services ($ in thousands):

	Year Ended December 31,	Three Months Ended March 31,

	2024	2025

BTIG, LLC(1)	$124	$—

Gryphon Mutual Property Americas IC(2)	320	57

Blackstone Internal Audit services	95	111

Lexington National Land Services(3)	67	—

Blackstone Securities Partners L.P.(4)	515	—

Total	$1,121	$168

(1)

Affiliates of our Manager own an interest in the controlling entity of BTIG, LLC (“BTIG”). BTIG has been engaged as a broker for repurchases of our outstanding senior secured notes due 2027 (the “2027 Senior Secured Notes), the senior secured notes due 2029 (the “2029 Senior Secured Notes” and, together with the 2027 Senior Secured Notes, the “Senior Secured Notes”) and March 2022 convertible notes (the “Convertible Notes”). During the year ended December 31, 2024, we repurchased $33.8 million and $30.8 million of our Senior Secured Notes and Convertible Notes, respectively, utilizing BTIG as a broker. We did not repurchase any of our Senior Secured Notes or Convertible Notes during the three months ended March 31, 2025. Additionally, we have engaged BTIG as a sales agent to sell shares of our class A common stock under one of our equity distribution agreements for our at the market stock offering program (the “ATM Agreements”). During the year ended December 31, 2024 and the three months ended March 31, 2025, we did not sell any shares under our ATM Agreements. Our engagements of BTIG are on terms equivalent to those of third parties under similar arrangements.

(2)

In the first quarter of 2024, in order to provide insurance for our REO assets, we became a member of Gryphon Mutual Property Americas IC (“Gryphon”) a captive insurance company owned by us and other Blackstone-advised investment vehicles. A Blackstone affiliate provides oversight and advisory services to Gryphon and receives fees based on a percentage of premiums paid for such policies. The fees and expenses of Gryphon, including insurance premiums and fees paid to its manager, are paid annually and borne by us and the other Blackstone-advised investment vehicles that are members of Gryphon pro rata based on insurance premiums paid for each party’s respective properties. During the year ended December 31, 2024 and the three months ended March 31, 2025, we paid $660,000 and $248,000, respectively, to Gryphon for insurance costs, inclusive of premiums, capital surplus contributions, taxes, and our pro rata share of other expenses. Of these amounts, $13,000 and $29,000, respectively, was attributable to the fee paid to a Blackstone affiliate to provide oversight and management services to Gryphon. The amounts included in the table above reflect the amortization of the insurance expense over the relevant period of the respective policies.

(3)

In connection with investments made by us, other Blackstone-advised investment vehicles, affiliates and related parties, and third parties, Lexington National Land Services (“LNLS”), a title agent company owned by Blackstone, earns fees for (i) acting as a title agent in facilitating and issuing title insurance, (ii) providing title support services for title insurance underwriters, (iii) providing courtesy title settlement services, and (iv) acting as an escrow agent. The costs included above relate to services provided by LNLS to certain of our REO assets and were capitalized into REO assets on our consolidated balance sheet. We have originated and may continue to originate loans to third parties in connection with which LNLS act as title insurance agent. We do not incur any expenses to or receive any revenues form LNLS as a result of these loan origination transactions. The costs included above were capitalized into REO assets on our consolidated balance sheet.
(4)

In the fourth quarter of 2024, Blackstone Securities Partners L.P. (“BSP”), an affiliate of our Manager, was engaged as a member of the syndicates led by third-party banks for our senior term B-5 loan facility (the “B-5 Term Loan”) and our 2029 Senior Secured Notes. Our engagements of BSP are on terms equivalent to those of unaffiliated parties.

CT Investment Management Co., LLC (“CTIMCO”) serves as the special servicer of all of our collateralized loan obligations (the “CLOs”), and the Manager serves as the collateral manager and benchmark agent for our CLO issued in the first quarter of 2025 (“FL5”). As of March 31, 2025, two of our assets were in special servicing under the CLOs. CTIMCO and the Manager have waived any fees that would be payable to a third party serving in such roles pursuant to the applicable agreements, and no such fees have been paid or will become payable to CTIMCO or the Manager.

Other Transactions

In the first quarter of 2025, we invested $439.1 million in one senior loan and $60.0 million in one mezzanine loan to unaffiliated third parties in which Blackstone-advised investment vehicles also invested at the same level of the capital structure on a pari passu basis.

In the first quarter of 2025, as part of a broad syndication led by third-party banks, Blackstone-advised investment vehicles acquired an aggregate $75.0 million of notes in our $1.0 billion FL5 CLO offering. All of these transactions were on terms equivalent to those of unaffiliated parties.

In the fourth quarter of 2024, we entered into a joint venture (our “Net Lease Joint Venture”) with a Blackstone-advised investment vehicle to invest in triple net lease properties. As of March 31, 2025, the aggregate value of our equity investment in the Net Lease Joint Venture was $29.0 million and our ownership interest was 75%. As part of these arrangements, we, our Net Lease Joint Venture and the Blackstone-advised investment vehicle, together, have engaged and may in the future engage in certain financing, derivative and/or hedging arrangements.

In the fourth quarter of 2024, pursuant to an agreement (our “Agency Multifamily Lending Partnership”) with M&T Realty Capital Corporation (“MTRCC”), we referred three loans to MTRCC for origination where the borrower was a Blackstone-advised investment vehicle. The loan terms and pricing were on market terms negotiated by MTRCC. Pursuant to our Agency Multifamily Lending Partnership, we received $217,000 of origination, servicing and other fees for referring these loans during the fourth quarter of 2024.

In the fourth quarter of 2024, as part of broad syndications led by third-party banks, Blackstone-advised investment vehicles acquired (i) an aggregate $62.5 million participation in our $650.0 million B-5 Term Loan, and (ii) an aggregate $80.0 million of our $450.0 million 2029 Senior Secured Notes. All of these transactions were on terms equivalent to those of unaffiliated parties. BSP was engaged as a member of the syndicate for both transactions. See “– Affiliate Services” for more information.

In the fourth quarter of 2024, in connection with the modification of one of our senior loans, a Blackstone-advised investment vehicle purchased a pari passu participation in the loan from a third party at a discount to par.

In the fourth quarter of 2024, the senior lenders negotiated a discounted payoff of a senior loan in which we held an interest. As part of the discounted payoff, a Blackstone-advised investment vehicle’s mezzanine loan, which had been part of the total financing, received a small repayment.

In the third quarter of 2024, we acquired $94.4 million of a total $560.0 million senior loan to an unaffiliated third party. One Blackstone-advised investment vehicle holds a portion of the senior loan and another holds a mezzanine loan. We will forgo all non-economic rights under our loan, including voting rights, so long as any Blackstone-advised investment vehicle controls the mezzanine loan. The intercreditor agreement between the senior loan lender and the mezzanine lender was negotiated on market terms by a third party without our involvement, and our 17% interest in the senior loan was made on such market terms.

In 2019 and 2021, we acquired an aggregate participation of €350.0 million in a senior loan to a borrower that is partially owned by a Blackstone-advised investment vehicle. We forgo all non-economic rights under the loan, including voting rights, so long as the Blackstone-advised investment vehicle controls the borrower. The loan was negotiated by third parties on market terms without our involvement, and our interest in the senior loan was subject to such market terms. In the third quarter of 2024, the borrower completed a refinancing transaction involving new lenders and the existing lenders. We elected to sell €232.0 million of our then remaining €347.0 million loan position to the new lenders at par and extend the remainder on modified terms. The terms of the modification (which included, among other changes, an extension of the maturity date, and increase in the interest rate, and additional guarantees) were negotiated by our third-party co-lender.

In the fourth quarter of 2018, we originated £148.7 million of a total £303.5 million senior loan to a borrower that is wholly owned by a Blackstone-advised investment vehicle. The loan terms were negotiated by our third-party co-lender, and we will forgo all non-economic rights under the loan, including voting rights, so long as a Blackstone-advised investment vehicle controls the borrower. In the third quarter of 2024, we agreed to a refinancing transaction pursuant to which £46.4 million of our

£148.7 million participation in an existing £303.5 million loan to a borrower that is wholly owned by a Blackstone-advised investment vehicle was repaid, and we received a £100.0 million participation in a new loan made to the same borrower that continues to be controlled by a Blackstone-advised investment vehicle, and the terms of the loan were modified to include, among other changes, an expanded collateral pool, an extension of the maturity date and an increase in the interest rate. The transaction, including the terms of the modification, was negotiated by our third-party co-lender.

In the second quarter of 2024, a Blackstone-advised investment vehicle acquired a portfolio of assets from an unaffiliated third-party borrower. The proceeds of this transaction repaid a £46.5 million performing junior loan owned by us, and a £186.0 million performing senior loan owned by an unaffiliated third-party, both of which were included in our consolidated balance sheets, with the senior loan also recorded as a loan participation sold liability. The transaction was initiated by the third-party borrower with the sale pricing on market terms and the repayment completed in accordance with the loan agreements between the lenders and the unaffiliated third-party borrower.

In the first quarter of 2024, a Blackstone-advised investment vehicle originated a loan to one of our unaffiliated third-party borrowers, the proceeds of which repaid a $98.6 million performing senior loan owned by us. The transaction was initiated by the third-party borrower with the loan terms and pricing on market terms.

Indemnification Agreements with Directors and Officers

We have entered into indemnification agreements with each of our directors and officers. We refer to such indemnification agreements as “Indemnification Agreements” and our directors and officers party thereto as “Indemnitees.” The Indemnification Agreements provide that we will, subject to certain limitations and exceptions, indemnify, to the fullest extent permitted under Maryland law, and advance expenses to, each Indemnitee, in connection with (among other things) the Indemnitee’s capacity as a director, officer, employee or agent of the Company. This obligation includes, subject to certain terms and conditions, indemnification for any expenses (including reasonable attorneys’ fees), judgments, fines, penalties and settlement amounts actually and reasonably incurred by the Indemnitee in connection with any threatened or pending action, suit or proceeding. In certain instances, we may be required to advance such expenses, in which case the Indemnitee will be obligated to reimburse us for the amounts advanced if it is later determined that the Indemnitee is not entitled to indemnification for such expenses.

Related Person Transaction Policies

Our board of directors recognizes the fact that transactions with related persons may present risks of conflicts or the appearance of conflicts of interest. Our board of directors has adopted a written policy on transactions with related persons that is in conformity with the requirements upon issuers having publicly-held common stock that is listed on the NYSE. Under the policy, which is subject to the terms of the Management Agreement, a committee of our board of directors composed solely of independent directors who are disinterested (which has been designated as the audit committee) or the disinterested independent members of our board of directors must review and approve or ratify any “related person transaction” (defined as any transaction that would be required to be disclosed by us under Item 404(a) of Regulation S-K in which we were or are to be a participant, other than an employment relationship or transaction involving an executive officer and any related compensation, and the amount involved exceeds $120,000 and in which any “related person” (as defined as in paragraph (a) of Item 404 of Regulation S-K) had or will have a direct or indirect material interest) and all material facts with respect thereto. No related person transaction will be executed without the approval or ratification of a committee of our board of directors composed solely of independent directors who are disinterested or by the disinterested independent members of our board of directors.

Pursuant to our code of business conduct and ethics and the audit committee charter, our audit committee is required to review on a quarterly basis all material related person transactions involving the Manager and/or its affiliates. In reviewing a related person transaction or proposed related person transaction, the audit committee will consider all relevant facts and circumstances, including:

∎	the nature of the related person’s interest in the transaction;

∎	the material terms of the transaction;

∎	the business purpose of the transaction;

∎	the importance of the transaction both to the Company and the related person;

∎	whether the transaction would likely impair the judgment of a director or executive officer to act in the best interest of the Company;

∎	whether the value and the terms of the transaction are substantially similar as compared to those of similar transactions previously entered into by the Company with non-related persons, if any; and

∎	any other matters that management or the audit committee or disinterested independent directors, as applicable, deem appropriate.

In addition, the related person transaction policy provides that the audit committee or disinterested independent directors, as applicable, in connection with any approval or ratification of a related person transaction involving a non-employee director or director nominee, should consider whether such transaction would compromise the director or director nominee’s status as an “independent” or “non-employee” director, as applicable, under the rules and regulations of the SEC, the NYSE, the Internal Revenue Code of 1986, as amended, and our code of business conduct and ethics for board and committee service.

Our related person transaction policy also contains a standing approval for: (1) indemnification payments and advancement of expenses made pursuant to our charter or bylaws or pursuant to any agreement or instrument, including, without limitation, the Management Agreement; (2) investments by the Company in which Blackstone Accounts (as defined in the Management Agreement) also invest, including at a different level of an issuer’s or borrower’s capital structure (for example, an investment by the Company in a debt interest with respect to the same portfolio entity in which a Blackstone Account owns an equity, debt or mezzanine interest or vice versa) or otherwise in different classes or tranches of the same issuer’s securities as contemplated by the Management Agreement; and (3) services provided by affiliates of the Manager to the extent (i) such services are on arm’s length terms and competitive market rates in relation to terms that are then customary for agreements regarding the provision of such services to companies that have assets similar in type, quality and value to the assets of the Company, or (ii) such services are approved by a majority of the Independent Directors (as defined in the Management Agreement).

Proposal 2 — Ratification of Independent Registered Public Accounting Firm

The audit committee of the board of directors has appointed Deloitte to be our independent public accounting firm for the fiscal year ending December 31, 2025 and has directed that the appointment of such independent registered public accounting firm be submitted for ratification by our stockholders at the annual meeting. Deloitte also serves as the independent registered public accounting firm of Blackstone, the parent of our Manager.

We have been advised by Deloitte that neither that firm nor any of its associates has any relationship with us or our subsidiaries other than the usual relationship that exists between an independent registered public accounting firm and its clients.

We expect that representatives of Deloitte will be present at the annual meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions. If the appointment of Deloitte is not ratified, our board of directors will reconsider the appointment.

Stockholder ratification of the appointment of Deloitte as our independent registered public accounting firm is not required by our charter or otherwise. However, our board of directors is submitting the appointment of Deloitte to the stockholders for ratification as a matter of what it considers to be good corporate practice. Even if the appointment is ratified, our audit committee, in its discretion, may direct the appointment of different independent registered public accounting firm at any time during the year if it determines that such a change would be in our best interests.

Audit and Non-Audit Fees

Aggregate fees that we were billed for the fiscal years ended December 31, 2024 and 2023 by our independent registered public accounting firm, Deloitte, were as follows:

	Fiscal Year ended December 31,

Name	2024	2023

Audit fees(a)	$1,023,000	$959,000

Audit-related fees	56,000	55,000

Total audit and audit-related fees	1,079,000	1,014,000

Tax fees	34,878	115,133

All other fees(b)	193,593	—

Total	$1,307,471	$1,129,133

(a)	Audit fees include amounts billed to us related to annual financial statement audit work, quarterly financial statement reviews and comfort letters related to review of SEC registration statements.
(b)	All other fees in 2024 include amounts related to due diligence performed on transactional activity.

The audit committee of our board of directors was advised that there were no services provided by Deloitte that were unrelated to the audit of the annual fiscal year-end financial statements and the review of interim financial statements that could impair Deloitte from maintaining its independence as our independent auditor and concluded that it was.

Audit Committee Pre-Approval Policy

In accordance with our audit committee pre-approval policy, all audit and non-audit services performed for us by our independent registered public accounting firm were pre-approved by the audit committee of our board of directors, which concluded that the provision of such services by Deloitte was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions.

The pre-approval policy provides for categorical pre-approval of specified audit and permissible non-audit services. Services to be provided by the independent registered public accounting firm that are not within the category of pre- approved services must be approved by the audit committee prior to engagement, regardless of the service being requested or the dollar amount involved.

Requests or applications for services that require specific separate approval by the audit committee are required to be submitted to the audit committee, and must include a description of the services to be provided and a statement by the independent registered public accounting firm and principal accounting officer of the Company confirming that the provision of the proposed services does not impair the independence of the independent registered public accounting firm.

The audit committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the audit committee at its next scheduled meeting. The audit committee does not delegate to management its responsibilities to pre-approve services to be performed by the independent registered public accounting firm.

VOTING RECOMMENDATION

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF DELOITTE AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2025.

Audit Committee Report

Our board of directors’ audit committee carries out oversight functions with respect to the preparation, review and audit of our financial statements, our system of internal controls and the qualifications, independence and performance of our internal auditor consultants and independent auditors, and operates under a written charter adopted by the board of directors. The charter can be viewed, together with any future changes that may occur, on our website at www.blackstonemortgagetrust.com. The audit committee has the sole authority and responsibility to select, evaluate and, as appropriate, replace our independent auditors. The audit committee members are independent within the meaning of the applicable NYSE listing standards and Rule 10A-3 under the Securities Exchange Act of 1934, as amended.

Our management is responsible for the development, maintenance and evaluation of internal controls and procedures and our financial reporting system, the maintenance of appropriate accounting and financial reporting principles or policies and the preparation, presentation and integrity of our financial statements. Our independent registered public accounting firm is responsible for auditing our consolidated financial statements in accordance with U.S. generally accepted auditing standards and expressing an opinion as to their conformity with U.S. generally accepted accounting principles. In addition, the independent registered public accounting firm is responsible for auditing and expressing an opinion on our internal controls over financial reporting. The audit committee’s responsibility is to monitor and oversee the foregoing functions.

The audit committee reviews our financial reporting process on behalf of the board of directors. In performance of its oversight function, the audit committee has met and held discussions with management and our independent registered public accounting firm with respect to our audited consolidated financial statements for fiscal year 2024 and related matters. Management advised the audit committee that our consolidated financial statements were prepared in accordance with generally accepted accounting principles and the committee has reviewed and discussed the consolidated financial statements with management and our independent auditors, Deloitte & Touche LLP. Our independent auditors presented to and reviewed with the audit committee the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC. Our independent auditors also provided to the committee the written disclosures and the letter from the auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence and in connection therewith the committee discussed with the independent auditors their views as to their independence. The audit committee also reviewed, among other things, the audit and non-audit services performed by, and the amount of fees paid for such services to, Deloitte & Touche LLP. The audit committee meetings regularly include executive sessions with our independent registered public accounting firm without the presence of our management.

In undertaking its oversight function, the audit committee relied, without independent verification, on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States and on the representations of the independent auditors included in their report on our financial statements. The audit committee is not, however, professionally engaged in the practice of accounting or auditing and does not provide any expert or other special assurance or professional opinion as to the sufficiency of the external or internal audits, whether the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles, or on the effectiveness of the system of internal control.

Based on the audit committee’s considerations, discussions with management and discussion with the independent auditors as described above, the audit committee recommended to the board of directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC.

Submitted by the Audit Committee of the Company’s Board of Directors:

Lynne B. Sagalyn (Chair)

Leonard W. Cotton

Nnenna Lynch

Proposal 3 — Advisory Vote on Executive Compensation

Pursuant to Section 14A of the Exchange Act, we are providing stockholders with an opportunity to vote, on a non-binding advisory basis, on the compensation of our Named Executive Officers as disclosed in this proxy statement in accordance with SEC rules. The advisory vote on executive compensation described in this proposal is commonly referred to as a “say-on-pay vote.” Approximately 95% of the votes cast at our 2024 annual meeting voted to approve our executive compensation. At our 2019 annual meeting, we asked our stockholders to indicate if we should hold an advisory vote on the compensation of our Named Executive Officers every one, two or three years. Because at our 2019 annual meeting our stockholders voted in favor of an annual advisory vote, we again are asking our stockholders to approve the compensation of our Named Executive Officers as disclosed in this proxy statement in accordance with the SEC’s rules.

As described under “Executive Compensation — Compensation Discussion and Analysis” elsewhere in this proxy statement, we are externally managed and advised by our Manager pursuant to the Management Agreement. Our Named Executive Officers for fiscal 2024 currently serve as officers of our Manager, and we have no employees. Because our Management Agreement provides that our Manager is responsible for managing our affairs, our Named Executive Officers for fiscal 2024 do not currently receive any cash compensation from us or any of our subsidiaries for serving as our executive officers. Additionally, we do not have any agreements with any of our Named Executive Officers with respect to their cash compensation and do not intend to directly pay any cash compensation to them. However, from time to time we may grant to our Named Executive Officers and our Manager equity-based awards pursuant to our equity incentive plans, which we believe serve to further align the interests of our Named Executive Officers and our Manager with the interests of our stockholders in receiving attractive risk-adjusted dividends and growth.

We do not determine the cash compensation payable by affiliates of the Manager to our Named Executive Officers. Affiliates of the Manager determine the salaries, bonuses and other wages earned by our Named Executive Officers from affiliates of our Manager. Affiliates of the Manager also determine whether and to what extent our Named Executive Officers will be provided with employee benefit plans.

This proposal gives our stockholders the opportunity to express their views on the overall compensation of our Named Executive Officers provided by us and the philosophy, policies and practices described in this proxy statement. For the reasons discussed above, we are asking our stockholders to indicate their support for our Named Executive Officer compensation by voting FOR the following resolution at the annual meeting:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the Named Executive Officers, as disclosed pursuant to the compensation disclosure rules of the SEC (which disclosure includes the Compensation Discussion and Analysis, compensation tables and any related material disclosed in this proxy statement).”

The say-on-pay vote is advisory only, and therefore it will not bind the Company or our board of directors. However, the board of directors and the compensation committee will consider the voting results as appropriate when making future decisions regarding executive compensation.

VOTING RECOMMENDATION

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE ADVISORY RESOLUTION RELATING TO THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

Proposal 4 — Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation

Pursuant to Section 14A of the Exchange Act, we are asking stockholders whether future say-on-pay votes should be held every one, two or three years. In our last vote on the frequency of future advisory votes on executive compensation, held at our 2019 annual meeting of stockholders, a majority of the votes cast by our stockholders voted in favor of an annual advisory vote. After careful consideration, the board of directors has determined that holding an advisory vote on executive compensation every year is the most appropriate policy for us at this time, and the board of directors therefore recommends that stockholders vote for future advisory votes on executive compensation to occur every year.

We believe that an annual advisory vote on the compensation of our named executive officers is consistent with our interest of seeking input from our stockholders on corporate governance matters. We understand that our stockholders may have different views as to what is the best approach for the Company, and we look forward to hearing from our stockholders on this proposal.

The board and the compensation committee carefully consider the voting results, including that, if no option receives a majority of the votes cast, the board of directors will consider the option (one year, two years or three years) that receives the highest number of votes cast by stockholders to be the stockholders’ recommended frequency for holding future advisory votes on executive compensation. However, because this vote is advisory and not binding on the board of directors or the Company in any way, the board may decide that it is in the best interests of the Company to hold future advisory votes on executive compensation more or less frequently than the option approved by stockholders and may vary its practice based on factors such as discussions with stockholders and the adoption of material changes to compensation programs.

VOTING RECOMMENDATION

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “ONE YEAR” WITH RESPECT TO THE FREQUENCY WITH WHICH STOCKHOLDERS SHOULD BE PROVIDED AN ADVISORY VOTE ON EXECUTIVE COMPENSATION.

Annual Report

Our annual report is being concurrently made available for distribution to our stockholders.

We make available, free of charge on our website, all of our filings that are made electronically with the SEC, including Forms 10-K, 10-Q and 8-K. To access these filings, go to our website (www.blackstonemortgagetrust.com) and click “Financial Disclosure & SEC Filings” under the “Investor Relations” tab. Copies of our annual report, including financial statements and schedules thereto, filed with the SEC, are also available without charge to stockholders upon written request addressed to Secretary, Blackstone Mortgage Trust, Inc., 345 Park Avenue, 24th Floor, New York, New York 10154.

Other Matters

Our management does not know of any other matters to come before the annual meeting. If, however, any other matters do come before the annual meeting or any postponement or adjournment thereof, it is the intention of the persons designated as proxies to vote in accordance with their discretion on such matters.

Stockholder Proposals for the 2026 Annual Meeting

If you wish to submit a stockholder proposal pursuant to Rule 14a-8 under the Exchange Act for inclusion in our proxy statement and proxy card for our 2026 annual meeting of stockholders, your proposal must be received by our Secretary on or before December 31, 2025. Your proposal should be mailed by certified mail return receipt requested to our Secretary at Blackstone Mortgage Trust, Inc., 345 Park Avenue, 24th Floor, New York, New York 10154. Failure to deliver a proposal in accordance with this procedure may result in it not being deemed timely received. In addition, if you desire to bring business (including director nominations) before our 2026 annual meeting, you must comply with our bylaws, which currently require that you provide written notice of such business to our Secretary no earlier than December 1, 2025 and no later than 5:00 p.m. (Eastern Standard Time) on December 31, 2025. For additional requirements, stockholders should refer to our bylaws, Article II, Section 12, “Advance Notice of Stockholder Nominees for Director and Other Stockholder Proposals,” a current copy of which may be obtained from our Secretary.

Householding of Proxy Materials

SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and notices with respect to two or more stockholders sharing the same address by delivering a single proxy statement or a single notice addressed to those stockholders. This process, which is commonly referred to as “householding,” provides cost savings for companies by reducing printing and mailing costs and helps the environment by conserving natural resources. Some brokers household proxy materials, delivering a single proxy statement or notice to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding materials to your address, householding will generally continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, or if your household is receiving multiple copies of these documents and you wish to request that future deliveries be limited to a single copy, please notify your broker. You can also request prompt delivery of a copy of the proxy statement and annual report by contacting Blackstone Mortgage Trust, Inc. Stockholders Relations Department, 345 Park Avenue, 24th Floor, New York, New York 10154, (212) 655-0220.

Blackstone

Blackstone
345 Park Avenue
New York, NY 10154
blackstonemortgagetrust.com

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 26, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 26, 2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Mailed proxy cards must be received by 11:59 p.m. Eastern Time on June 26, 2025. If you vote over the Internet or by telephone, please do not mail your card.

BLACKSTONE MORTGAGE TRUST, INC.

	For All	Withhold All	For All Except
1. Election Of Directors	☐	☐	☐

____

Nominees:

01) Timothy S. Johnson
02) Katharine A. Keenan
03) Leonard W. Cotton
04) Nnenna Lynch
05) Michael B. Nash
06) Henry N. Nassau
07) Gilda Perez-Alvarado
08) Lynne B. Sagalyn

BLACKSTONE MORTGAGE TRUST, INC. 24TH FLOOR, 345 PARK AVENUE NEW YORK, NY 10154 VOTE Before BY The INTERNET Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use information the Internet up until to transmit 11:59 p .your m. Eastern voting Time instructions on June and 26, for 2025 electronic . Have your delivery proxy of card records in hand and to when create you an access electronic the web voting site instruction and follow form the .instructions to obtain your If ELECTRONIC you would like DELIVERY to reduce OF the FUTURE costs incurred PROXY by our MATERIALS company in mailing proxy materials, electronically you can consent via to e- mail receiving or the all Internet future proxy . To sign statements, up for electronic proxy cards delivery, and annual please reports follow you the instructions agree to receive above or to access vote proxy using materials the Internet electronically and, when in prompted, future years indicate . that Use VOTE any BY touch PHONE -tone - telephone 1-800-690 to -6903 transmit your voting instructions up until 11:59 p.m. Eastern follow the Time instructions on June 26, . 2025. Have your proxy card in hand when you call and then Mark, VOTE sign BY MAIL and date your proxy card and return it in the postage-paid envelope we have NY provided 11717 or . return Mailed it to proxy Vote cards Processing, must be c/o received Broadridge, by 51 11:59 Mercedes p.m. Eastern Way, Edgewood, Time on June 26, 2025. If you vote over the Internet or by telephone, please do not mail your card. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V70973-P29730 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY BLACKSTONE MORTGAGE TRUST, INC. For All Withhold All Except For All To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the The Board of Directors recommends you vote FOR the number(s) of the nominee(s) on the line below. following: 1. Election Of Directors Nominees: 01) Timothy S. Johnson 05) Michael B. Nash 02) Katharine A. Keenan 06) Henry N. Nassau 03) Leonard W. Cotton 07) Gilda Perez-Alvarado 04) Nnenna Lynch 08) Lynne B. Sagalyn The Board of Directors recommends you vote FOR proposals 2 and 3 and ONE YEAR for Proposal 4 For Again st Abstain 2. Ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2025. 3. Advisory Vote on Executive Compensation: To approve in a non-binding, advisory vote, the compensation paid to our named executive officers. 1 Year 2 Years 3 Years Abstain 4. Frequency of Advisory Vote on Executive Compensation: To approve in a non-binding, advisory vote, whether a stockholder vote to approve the compensation of our named executive officers should occur every one, two or three years. Note: To consider and act upon any other matters which may properly come before the meeting or any adjournment or postponement thereof. Please indicate if you plan to attend this meeting. Yes No Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Directions to the 2025 Annual Meeting of Stockholders of Blackstone Mortgage Trust, Inc. Please check the meeting materials for any special requirements for in person meeting attendance. To obtain directions to the meeting, please contact Investor Relations at 1-888-756-8443 or Blackstone Shareholder Relations@ Blackstone.com. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. V70974-P29730 Annual Meeting of Blackstone Mortgage Trust, Inc. to be held on Friday, June 27, 2025 for Holders as of April 14, 2025 This proxy is being solicited on behalf of the Board of Directors The undersigned stockholder(s) hereby appoint(s) Katharine A. Keenan, Anthony F. Marone, Jr. and Scott Mathias, or any of them, as proxies for the undersigned, each with the full power to appoint his/her substitute, and hereby authorize(s) them to represent the undersigned and to vote, as designated on the reverse side of this proxy card, all of the shares of Class A Common Stock of BLACKSTONE MORTGAGE TRUST, INC., a Maryland corporation, that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 AM Eastern Time on June 27, 2025 at the offices of Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, New York, New York 10017, and any adjournment or postponement thereof and further authorize(s) such proxies to vote such shares in their discretion upon such other business as may properly come before the Annual Meeting of Stockholders and any adjournment or postponement thereof. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders and of the accompanying Proxy Statement and revokes any proxy heretofore given with respect to such meeting and any adjournments or postponements thereof. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED "FOR" THE ELECTION OF THE DIRECTORS IN ITEM 1, "FOR" THE PROPOSALS IN ITEMS 2 AND 3 AND "ONE YEAR" ON PROPOSAL 4. SUCH SHARES WILL BE VOTED IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING. Continued and to be signed on reverse side